Exhibit 10.14

TÜRKIYE GARANTI BANKASI A.Ş.	No. 03740

GENERAL CREDIT AGREEMENT

Title of the Company:	Petroleum Exploration Mediterranean International PTY. LTD.

Date of the Agreement:	05.07.2007

Amount of the Limit:	6.500.000. - USD

GENERAL CREDIT AGREEMENT

Parties and Credit Limit

Article 1. On one hand MALTA Branch Office acting for and on behalf of Türkiye Garanti Bankasi A.Ş. (hereafter to be shortly referred to as the “Bank”) and on the other hand Petroleum Exploration Mediterranean International Pty. Ltd. (hereafter to be shortly referred to as the “Client”) have agreed on a credit facility up to TL                                               (the sum of                                          TL only) 6.500.000 USD (the sum of six million five hundred thousand USD only) under the following terms and conditions.

This General Credit Agreement shall in all aspects be valid for and enforceable also on the cash and/or non-cash credits made available in or converted into a currency other than the contract currency in the sole discretion of the Bank.

I. GENERAL PROVISIONS

Provisions applicable on the credit facility – scope of the agreement

Article 2.1 This credit facility shall, from the date of first drawing to the date of full repayment and settlement, be in all aspects governed by and subject to the provisions of this Agreement, and applicable laws and regulations, and the present and future orders and instructions of the official authorities, and if and to the extent they remain silent, the present and future directives and internal regulations of the Bank, and the general usage and practices of banking.

2.2 This Agreement shall, despite being arranged in various different parts and sections, be construed as a whole, and any provision will be enforceable in all circumstances and dealings relating to not only the subject part or section, but also other parts and sections hereof, and the articles dealing with a certain type of credit facility will, unless otherwise specifically stated, be valid also for other types of credit facilities.

Discretion of the Bank in opening of Credits

Article 3.1 The Bank may, subject to the credit limit opened hereunder, extend and make available the credit facility in the form of one or more open credits (overdrafts) and credits backed by and against surety, chattel mortgages or mortgages on real properties, bills, commodities, stocks and bonds, accounts in Turkish or foreign currencies, export goods and documents, or import letters of credit or similar other current accounts payable, discount or purchase of bills and notes, letters of guarantee, endorsement and acceptance, or medium or long-term investment or working capital credits and all other types of credit facilities in Turkish Lira or in foreign currencies. The Bank shall further be entitled to revalidate the zero-balance current accounts and other types of credit facilities, or to close the existing current accounts payable and other types of credit facilities and to reopen and extend new credit lines subject to any limit and in any type of every description in its own discretion.

3.2 The Bank shall further be authorized to make available the credit facility in full or in part up to the established credit limit, and to determine and arrange and if and when required change the conditions of drawing, and to freeze the credit facility, and to reduce the credit limit or to close and suspend the credit facility at any time in its own discretion. Furthermore, the Bank may, even if already secured by registered mortgages or otherwise, refuse to make available the credit facility. The Bank may unilaterally and in its sole discretion use any of the above rights without any notice.

3.3 The Bank may also make available the whole or a part of this credit facility through any one or more local or foreign branch offices of the Bank other than the crediting branch, subject to and in accordance with the provisions of this Agreement. It is hereby acknowledged and admitted by the Client in advance that in the case of transfer of the credit facility (facilities) from any local or foreign branch to another branch of the Bank, all and any guarantees, given or designated or to be given or designated as a security also for its present and future debts hereunder shall stand as a security also for its present and future debts arising out of other present and future credit facilities made available through other branches of the Bank, also including the branch to which the credit facility is transferred hereunder, subject to and under the same terms and conditions.

3.4 The Client is liable and obliged to deliver all documents, commitments and other certificates of every kind and description that may be requested by the Bank at the time of or in the course of opening, maintenance and settlement of the credit facility.

Interests

Article 4.1 The Bank will be authorized to apply, without notice to the Client, any rate of interest up to the current highest interest rates announced by the Bank, on all kinds and types of credit facilities and accounts opened or to be opened under this Agreement, depending on the type and currency of such credit facility or account, and to debit the interests accrued and calculated over such rate of interest to the current account of the Client, together with the levied Bank and Insurance Transactions Tax, Source Utilization Support Fund premiums and all other taxes, duties, imposts, funds and financial liabilities.

4.2 In addition, the Bank will have the right at any time to change, and if deemed necessary, to increase up to the highest interest rate permissible by the applicable laws, the interest rate applied at any one time on a credit facility in use, without any notice to or a prior consent of the Client.

4.3 The credits and accounts opened under this Agreement shall be subject to composite interest, and both the interests and the expenditure taxes shall be duly levied and debited by the Bank to the account of the Client on March 31, June 30, September 30 and December 31 every year. The Client shall, even if it has sufficient credit available within its existing credit limit, be liable to pay to the Bank in cash and immediately all and any interests and expenditure taxes debited to its account.

4.4 Interests and expenditure taxes shall be levied and accrued by the Bank on the current accounts, and shall be debited to the account of the Client. Moneys withdrawn from the current accounts and the interests and taxes levied and accrued in accordance with the principles specified above shall be debited to the account in the value of the day of withdrawal or accrual, as the case may be, and moneys deposited in the current accounts shall be credited to the account in the value of the first business day following the date of deposit.

Default Interest

Article 5. The Client shall, if it fails to pay its debts arising out of this Agreement to the Bank on or before the due date, be liable to pay a default interest, to be calculated as 50% more per annum than the highest credit interest rate applicable by the Bank as of the date of default, for the period from the date of default to the date of actual payment to the Bank.

In the case of a credit facility extended in foreign currency, the Bank may in its sole discretion and option request repayment of the credit in its Turkish Lira equivalent sum calculated over the foreign exchange cash selling rate of the Turkish Central Bank current either as of the date when the outstanding debt becomes due and payable or as of the date of start of the legal proceeding and action in connection therewith, and in this case, the outstanding debts owed to the Bank for such credit facility shall be subject to a default interest to be calculated over the highest credit interest rate applicable by the Bank on the Turkish currency credits as of the date of conversion of the debts into Turkish currency plus 50% thereof for the period from the date when the debt becomes due and payable or from the date of start of the legal proceeding and action in connection therewith to the date of actual payment to the Bank.

Commissions, Taxes And Charges

Article 6.1 The Bank may, in its sole discretion and without notice to the Client, apply all kinds of commissions, fees, expenses and other charges to be determined by itself up to the then current highest rates applicable by the Bank over all types and kinds of credit facilities and accounts opened or to be opened and over all types of guarantees received as a security under this Agreement, and may debit such commissions, fees, expenses and other charges to the current account of the Client, together with the expenditure taxes and other taxes and duties in relation therewith. The Bank shall further be authorized to increase the rates of commissions unilaterally, at any time and up to any rate and without prior notice to the Client.

6.2 Even if the Client has sufficient credit available within its existing credit limit, it shall be liable to pay to the Bank in cash and promptly all and any funds, commissions, expertise and storage fees and other charges and their expenditure taxes debited to its account as above.

6.3 Commissions over the stock certificates and bonds delivered as a security shall be accrued by the Bank and debited to the account of the Client over their nominal value, while commissions over other chattel mortgages or mortgages on real property shall be accrued by the Bank and debited to the account of the Client, together with the related storage, safekeeping, custody and expertise fees and other charges and expenditure taxes in accordance with the applicable laws and general usage and practices of banking.

6.4 All commissions, charges and expenditure taxes payable by the Bank to its correspondent banks for the bills and notes collected by them, and all other commissions, fees and charges (including insurance premiums and expenses) and expenditure taxes levied over the credit facilities extended to the Client hereunder and over the guarantees given or to be given as a security for such credit facilities will also be paid or reimbursed by the Client to the Bank.

6.5 The Client hereby agrees and undertakes to pay or reimburse to the Bank not only the commissions, expenditure taxes and other taxes, duties and imposts levied or accrued pursuant to this Agreement, but also all types of future taxes and duties, and all and any additions or increases to the existing taxes and duties, as from the effective date thereof, without any separate notice to the Client. The Bank shall be authorized to demand and collect from the Client all kinds and types of taxes and duties levied on the credit relation established hereunder before depositing the same to the relevant tax department, and if unpaid, to bring forward legal proceedings and actions for recovery and collection thereof.

6.6 For all of the letters of guarantee and/or counter-guarantees, sureties and other types of guarantees, acceptances and endorsements given and/or to be given as a security for the credit facility extended hereunder, the Client hereby agrees and undertakes to pay commissions to the Bank over a rate fixed or to be fixed by the Bank and the expenditure taxes, other taxes, funds and duties, and local and foreign correspondent commissions and charges in relation therewith.

The commissions and the related expenditure taxes shall be calculated on a quarterly basis, and shall be paid by the Client in cash and in advance at the beginning of each quarter. The Bank shall be authorized to set them off in its own initiative from any current account receivable or any pledged account of the Client kept in the Bank without a separate consent of the Client, and may further and in its sole discretion debit the same to the account of the Client in advance.

It is also acknowledged and accepted by the Client that the rate of commission over the temporary letters of guarantee (bid bonds) shall be valid only for the initial commission period of one month, and if the letter of guarantee is not returned to the Bank by the end of the said period, the commission rates tariff of the Bank relating to the final letters of guarantee (performance bonds) shall be applicable for each of the subsequent quarterly periods.

Each period is construed as a whole and in its entirety, and even if the letters of guarantee and/or counter-guarantees, sureties or other guarantees, acceptances and endorsements issued or given within the frame of this Agreement are later cancelled or returned before the end of a certain period, the Client may not request refund of the whole or a part of the commissions and expenditure taxes either collected in cash from the Client or debited to the account of the Client for that period at the beginning of the period.

If the Bank issues, upon demand of the Client, letters of guarantee and/or counter-guarantees or other guarantees alone or in the form of a consortium with other banks for foreign construction contracts and projects, the Client hereby commits itself to reimburse all of the amounts paid or to be paid by the Bank to the existing or substitute funds relating thereto.

The Client will immediately reimburse to the Bank, in the value of the day debited to the Bank, all types of charges and commissions and the related expenditure taxes that may be levied and charged by the Bank’s correspondents on the Bank for the letters of guarantee or other guarantees or counter-guarantees.

6.7 It is acknowledged and accepted by the Client that in the letters of guarantee and/or counter-guarantees, sureties and other guarantees, acceptances and endorsements in foreign exchange, the commissions for the initial period shall be calculated over the exchange rate current as of the date of issuance of the related guarantee, and shall be recalculated as of the end of the initial period over the highest selling exchange rate of the Bank applied in that period, and any difference shall also be charged on the Client, and for the subsequent periods, the commissions shall be calculated and collected over the highest selling exchange rate applied during the relevant period. The Bank is entitled to determine and apply the commissions in foreign currency in the transactions mentioned in this paragraph.

6.8 The Client also agrees and undertakes to pay or reimburse the interests, charges and commissions paid or to be paid by the Bank to its correspondents in respect of the letters of credit, and the commissions charged on acceptance and endorsement credits for each quarterly period starting from the date of acceptance and endorsement, and that if the Client fails to pay or reimburse the same, they will be debited to the credit account of the Client. The exchange rate to be applied on such interests, charges and commissions will be the exchange rate current as of the date of foreign currency sales transaction relating thereto. However, if the exchange rate as of the date of accrual is higher than the exchange rate current as of the date of foreign currency sales transaction, the Client accepts that the foreign exchange selling rate current as of the date of accrual will be applied in place of the exchange rate current as of the date of foreign currency sales transaction. In addition, if and to the extent the Bank is liable to pay interests, commissions and charges over the foreign currency amount of import letters of credit, the Client agrees that such foreign currency amounts of interests, commissions and charges will be subject to interest over the interest rate applied by the Bank on short or medium-term credits for the period from the date of original payment by the Bank to the date of demand from the Client.

In addition to the expenses, charges and commissions relating to the letters of credit to be paid or reimbursed at the rates and under the conditions specified by the Bank in the “letter of offer for the letter of credit,” the Client also agrees and undertakes to pay or reimburse to the Bank all charges, taxes and commissions of acceptance or endorsement that may be demanded by the correspondents from the Bank in the acceptance type letters of credit, as well as the commissions and the related expenditure taxes which become due and payable by the Bank to its correspondents in relation with the acceptance or endorsement, at the rates and under the conditions specified in the said letter of offer.

6.9 Should the Client fail to pay in cash, or if demanded by the Bank, to account all or some of the charges and commissions calculated in accordance with the preceding paragraphs at the beginning of quarterly or monthly periods, the Bank will be authorized to apply and accrue default interest and expenditure tax on such unpaid commissions and charges over the rates specified in this Agreement for the period from the due date thereof to the date of actual payment or reimbursement hereunder.

6.10 The Client further agrees and undertakes to pay in cash or in account and in advance all kinds of charges and commissions and other taxes to be calculated over nominal value, or if higher than nominal value, market value of the commercial bills/notes, stock certificates and bonds delivered as a security under this Agreement, and over the expertise value of other types of guarantees, or in any other method acceptable under the applicable laws and regulations, to the extent such bases are identifiable for each commission period.

6.11 Furthermore, all and any costs and all present or future taxes, duties and funds, and all insurance premiums and expenses, and all additions thereto or increases therein, incurred or to be incurred for the credit facility extended hereunder or for all guarantees of every description and kind given and/or to be given as a security for this credit shall be in the account of the Client, and the Client hereby agrees and undertakes to pay them in cash or to account.

6.12 It is also acknowledged and declared by the Client that all costs, taxes, duties and funds arising out of the signature of this Agreement or that may be incurred by the Bank for protection of its contractual rights will also be borne by and in the account of the Client.

Assignment

Article 7. The Bank may in its own discretion transfer the credit facilities extended under this Agreement to another bank and/or transfer and assign its rights and claims arising out of the credit facilities to third persons.

The Client may in no case transfer and assign any of its rights and obligations arising out of this Agreement to third persons.

Currency Risk

Article 8. In the event that the Bank makes available the whole or a part of the TL credit limit hereunder in the form of cash and/or non-cash credits in foreign currency, including but not limited to, loans in TL calculated against foreign currency, and the Bank opens cash credits, letters of guarantee, counter-guarantees or other types of guarantees, sureties, acceptances and endorsements in foreign currency in favor of the Client, or otherwise, assumes debts and obligations in favor of the Client pursuant to and under the applicable laws, the Client hereby admits and accepts that all obligations of the Client thereunder will be in the same foreign currency funded or guaranteed by the Bank, and that the Client will repay its debts in the same foreign currency, and that if the Bank accepts repayment of debts in any currency or currencies other than the said foreign currency, the currency arbitrage costs of conversion of such other currency or currencies to the currency of funding or guarantee will also be in the account of the Client, but if and when accepted by the Bank and in the currency risk of the Client, the amount of debt owed by the Client in cash credits will be converted into Turkish currency over the exchange selling rate determined and applied by the Bank (or by the Turkish Central Bank if the said exchange selling rate is determined solely by the Turkish Central Bank) for the foreign currency of the credit as of the date of actual payment.

If the letters of guarantee, counter-guarantees and other types of guarantees, sureties, acceptances and endorsements issued or to be issued by the Bank in favor of the Client are in a non-convertible foreign currency, the Client hereby acknowledges and admits that the exchange rates and parities to be applied thereon will be determined by the Bank, and the Client will not have any right of objection to such exchange rates and parities determined by the Bank.

Obligations of the Client relating to incentives:

Article 9.1 The following provisions will also be applied if and when this credit account or all types of other credit facilities opened or to be opened by the Bank are eligible for the incentives and subsidies granted pursuant to and under the present or future laws, decrees, circulars and other bylaws and regulations. The Client hereby declares, warrants, agrees and undertakes:

that any difference between the lower rate interests, commissions and other charges applied on the credit facilities eligible for the incentives, and the premiums paid from the Source Utilization Support Fund or any substitute fund for such credit facilities on one hand, and the interests, commissions and other charges applied on, and the premiums paid for, the normal commercial credits which are not eligible for the incentives on the other hand, as well as, if any tax or duty exemption or discount is granted as an incentive to the credit facility hereunder, the taxes and duties which would be applied for the normal credits of the same amount, had such been non-eligible for the incentives, will be accepted and assumed by the Client as its debts subject to suspensory conditions precedent; and

that the Client will utilize this credit facility or other credits, and will timely perform all of its contractual obligations and covenants, and will timely and duly provide and submit all of the required data, information and documents, in strict compliance with the relevant present and future laws, decrees, circulars and regulations, within the periods of rediscount, if any, applied by the Turkish Central Bank or the periods specified in this Agreement or in documents issued by the official authorities in connection herewith; and

that if the export sums are transferred in foreign currency through another branch of the Bank or through other banks, the Client will duly inform the Bank by submitting a certified copy of the foreign currency buying certificate to the crediting branch of the Bank on the day of purchase of said foreign currency, and the Client will repay the related portion of the loan on the same day; and

that the Client will repay, without delay and without any prior notice, to the Bank the full principal of the credit on the date of repayment, if it has been agreed that the credit will be repaid in a lump sum, or the portions and installments which become due and payable at certain pre-determined dates, together with all interests, funds, commissions and other charges and all taxes and duties in relation therewith.

9.2 If the Client fails to utilize this credit facility or other credits extended or to be extended by the Bank hereunder, and fails to perform timely all of its contractual obligations and covenants, including but not limited to, the export covenants, in strict compliance with the relevant present and future laws, decrees, circulars and regulations, within the periods of rediscount, if any, applied by the Turkish Central Bank or the periods, purposes, terms and conditions specified in this Agreement or in documents issued by the official authorities in connection herewith, or to put it differently, if the suspensory condition precedent occurs, the Client hereby agrees and undertakes:

to pay the difference between the lower rate interests, funds, commissions and charges and the interests, funds, commissions and other charges applied on the normal commercial credits not eligible for such incentives and subsidies; and

to pay the difference between the tax exemptions and exemptions funded from the Source Utilization Support Fund or any substitute funds and the related taxes and duties imposed on the normal commercial credits not eligible for such incentives, as well as, the default interests, if any, payable by the Bank, and if any tax or duty exemption or discount is granted as an incentive to the credit facility hereunder, the taxes and duties which would be applied for the normal credits of the same amount, had such been non-eligible for the incentives, together with all default and penal interests levied and accrued in accordance with the applicable laws and regulations, in cash and immediately upon demand of the Bank, without any court judgment or any legal proceeding in connection therewith; and

that even if the Client duly and timely performs all of its contractual obligations and realizes exports within the periods and under the terms and conditions specified in the aforementioned laws, regulations, documents or this Agreement, and if the conditions or circumstances justifying the incentives and subsidies cease to exist, and if and when the Client fails to repay to the Bank in cash the principal or certain parts or installments of the credit facility on the due date or on pre-determined dates thereof, together with all interests, commissions and other charges and all and any taxes, duties and funds related thereto, the Client will be deemed to have fallen in default without any further notice, and in this case, the Client will also pay a default interest to be calculated on the unpaid interests, commissions, taxes, charges and principal and installments of the credit, over the interest rate determined and published by the Bank, or otherwise, over the maximum interest rate applicable on the Long-Term Credits, for the period starting from the due dates of such debts, together with the penal interests to be levied thereon as stipulated in the related decrees; and

that if the Client fails to timely and duly provide and submit all of the required data, information and documents hereunder, and if the Bank remains unaware of the events which cause termination of the incentives, and thus, the Client makes use of the incentives and tax exceptions in contradiction with the principles and provisions of the related Decrees and Circulars, the Client will further be obligated to pay the penalties, interests and other moneys sanctioned and imposed on the Bank in relation therewith.

9.3 In addition to its covenants given in the preceding article, the Client hereby declares and warrants in advance:

that the Client will not borrow any other export credit or prefinancing credit from the Bank or any other crediting institution in order to perform its export covenants relating to this credit facility, or otherwise, all of the incentives and subsidies granted hereunder will be withdrawn and the Client will be subject to sanctions relating thereto; and

that if the rediscount sources of the Turkish Central Bank are used for this credit facility or other credits, the Bank may in no case be held liable for the results and consequences of suspension, restriction or full stoppage of rediscount by the Turkish Central Bank, and if and when the Turkish Central Bank suspends, restricts or fully stops rediscount from its own sources or payments from the Fund, and the Client’s time extension requests are not accepted, or any dispute or conflict arises, the Client will promptly pay in cash the credits or credit portions which are converted into Bank sources and funds, and as long as and to the extent the credits are funded from the Bank sources, the Client will be liable to pay default interests to be calculated on such credits over the interest rate determined and published by the Bank, or otherwise, over the maximum interest rate applied on the Long-Term Credits, together with the fund premiums to be accrued as specified in the related Decrees, and that if this credit facility or other credits are originally borrowed from the Bank sources, and if the Client later demands their conversion into rediscount when made available by the Turkish Central Bank, any increase that may occur in the rediscount interest rates during the period passed till then will be reflected on the credit interest rates without being obliged to wait for lapse of the legal period of time.

II. CASH CREDITS - GENERAL PROVISIONS

Application of the current account method

Article 10.1 As a matter of rule, the current account method will be applied in calculation and determination of the amount of payments by the Bank, or commission, interests, all kinds of taxes, duties and funds levied by the Bank, or fees and charges imposed by the Bank in consideration of its services, and moneys to be deposited in the current account by the Client, and in recognition of balance in the current account for the purposes of this Agreement. The Bank may, however, in its sole option, exclude some certain credit facilities from the current account method.

The Bank will be entitled to make this credit facility available in all kinds and types of lending and banking transactions by opening one or more current accounts, reducing or increasing the current account limits, closing the zero-balance current accounts and opening new substitute accounts of any limit, or in any other manner deemed fit in its own discretion.

10.2 In the event that the Client breaches any one of the provisions of this Agreement or any other agreement or contract signed with the Bank, or fails to pay to the Bank any of the principal, interests or other accessory debts, charges, costs and commissions, taxes, duties and funds relating to the credit facilities extended and made available under this Agreement or any other agreement or contract in compliance with the pertinent provisions of this Agreement or that other agreement or contract, or the Client or the co-debtors and joint guarantors who have signed this Agreement or that other agreement or contract or the mortgagors and pledgors of the related credits are subject to any law suit or legal proceeding for attachment of their assets and properties or for insolvency and bankruptcy, or any of them enters into composition with its creditors or is proven to be insolvent for any reason whatsoever, and including but not limited to such events of default, if and when it is deemed necessary by the Bank, the Bank may, at any time and in its sole discretion and option and with a notice sent to the Client via notary public or by registered mail, return requested, or by cable, close all or any of the current account(s) opened or suspend all or any of the credit facilities extended under this Agreement and demand repayment of all debts hereunder within a period of time determined by the Bank in its own initiative, or may terminate this Agreement.

10.3 The Client hereby acknowledges, accepts and declares that upon receipt of a notice from the Bank about closing of the current account(s) hereunder, all of such current account(s) will immediately become due and payable, and in this case, the Client will pay to the Bank in cash and immediately upon receipt of the notice of closing all of its outstanding debts owed to the Bank and the debit balances of the current account(s) closed as above, together with all interests, commissions, taxes, duties, imposts, Source Utilization Support Fund and other charges in connection therewith, and also that the Bank’s right to demand and charge interests will be reserved if a receipt is given or an account extract is sent for the collections made in account of the principal.

In the case of non-payment on due date of the credit debts specified to be paid or repaid at a certain date, the full amount of debts owed to the Bank will automatically become due and payable without any notice or reminder in relation therewith.

10.4 The Client further accepts, acknowledges and declares that the Bank will maintain all of its rights and powers granted by this Agreement until full payment of all of the debts arising out of this Agreement, and that the interests, commissions, expenditure taxes, funds, charges and other payables will continue to be levied and accrued in accordance with the terms and conditions current as of the date of closing of the credits hereunder, and this Agreement and its obligations hereunder will survive the full payment of all debit balances of the current account or accounts closed by the Bank as above.

Credit facility utilizable by drawing checks on the bank

Article 11.1 If acceptable to the Bank, the Client may utilize the whole or a part of this credit facility by drawing checks on its check account in the Bank. The Client will reimburse the Bank in cash and promptly all of the moneys paid by the Bank to third person check holders for any reason whatsoever, and the Bank will debit the paid check amounts to the account of the Client, whether or not the checks or the supporting documents thereof are false, forged or altered.

11.2 The Bank may in no case be held liable for the checks dishonored (non-sufficient-fund or uncovered checks) because of the credit facility amount being reduced or the credit account being closed upon a change of the credit limit by the Bank, or the credit account being suspended for settlement, or the credit account being pledged or attached.

11.3 The Bank will be authorized, but will not be obliged, to inquire identity of check holder or beneficiary before payment of the check, and accordingly, cannot be held liable for its failure in inquiry of identity of check holder or beneficiary.

11.4 The Client hereby acknowledges, accepts and warrants that the Client is under obligation to keep its checkbook with care and in due diligence, and accordingly, will be held liable for all damages that may be caused by the false or forged checks due to loss of checkbook or blank checks, and the Bank will in no case be held liable unless and until the Client proves to have committed no fault in keeping and storage of its checkbooks and blank checks, and that if the checks, signed or unsigned or unused by the Client, are lost, stolen or cancelled, the Client will be obliged to inform the Bank in writing of the numbers, and if any, amounts and drawing dates of such checks, and that if the Client fails to report or delays in reporting to the Bank as above, and if such checks are paid by the Bank, the amounts of such checks will be debited to the Client’s account, and that until receipt by the Bank of a “stop-payment” notice for a check, the Bank may pay the overdue checks, pursuant to Article 711/1 of the Turkish Commercial Code, and in this case, amounts of such checks will be debited to the account of the Client, and that the Bank may at any time request return and redelivery of the checkbooks, and that if and when the credit facility is closed, the Client will return the unused checkbook and blank checks to the Bank, and that the Bank may be held liable for payment of a check only in the case of its gross negligence or malicious fault, and the burden of proof of the gross negligence or malicious fault of the Bank lies with the Client, and finally that the Client will bear full responsibility for the consequences of payment by the Bank of any checks with erasure or addition of any words or figures thereon.

Credit facility utilizable by giving remittance orders to the bank

Article 12.1 If accepted by the Bank, the Client may utilize this credit facility by giving remittance orders to the Bank, providing that such remittances are debited to the Client’s current accounts opened by the Bank in reliance upon this Agreement, or are set off from other debts owed by the Bank to the Client. The Client will, in each remittance order, indicate the remittance beneficiary, amount and communication means, and if communication means are not specified, the Bank will be free to choose an appropriate communication means in the sole cost of the Client, and the Bank will not be held liable for any loss of letters in mail, or any errors or delays in cable, telephone, telex and swift messages.

12.2	The Bank may in its sole discretion refuse the remittance orders without being bound to show any reasons.

12.3 The Bank’s liability will definitely cease to exist upon payment of the accepted remittance orders to the beneficiaries thereof. In the case of attachment of a remittance order for payment of the outstanding debts of the beneficiary, the Client will have no right of claim against the Bank or its correspondents.

12.4 The Bank will have the right to request payment of all costs and taxes of the remittance order in cash and in advance, or to debit the same to the current accounts of the Client, in its sole option and choice.

Credit facility utilizable by proxy; and submission of signature circular and articles of association

Article 13.1 If the Bank accepts drawing of the credit facility by proxy, the Client hereby agrees in advance to submit a power of attorney granted to the proxy, and that both the power of attorney and the acts taken by the proxy will be valid and binding on the Client, unless and until the dismissal of proxy is duly notified to the Bank in writing by the Client or in case of his death, by his inheritors. The Bank will not ever be held liable for any damages caused by the forged, false or altered powers of attorney.

13.2 The Client, if a legal entity, will be liable to submit to the Bank a duly registered and announced signature circular showing the names and sample signatures of the persons authorized to represent the Client and act for and on behalf of the Client, and a copy of its articles of association, and a copy of the related Trade Registry Gazette, and to report all and any changes therein to the Bank via notary public or by registered mail, return requested. The Client will be held liable for all kinds of damages and losses that may be caused by its failure or delay in submitting the documents and/or reporting the changes therein to the Bank.

Credit facilities borrowed by the bank from foreign lenders and made available to the client

Article 14. In the event that the credit facility made available to the Client hereunder is funded from a loan borrowed by the Bank from lending institutions domiciled abroad, all provisions of the credit agreements signed or to be signed between the Bank and the related foreign lending institution, and all and any amendments thereto, will be considered as an integral part of this Agreement, and all obligations of the Bank arising out of said credit agreements will be reflected on and valid for the Client within the frame of this Agreement. Accordingly, the Client is liable to pay to the Bank at the dates designated by the Bank all and any moneys to be determined by the Bank in its sole discretion on the basis of the moneys which the Bank is obliged to pay to the foreign lending institution as principal, commission, interest, etc. pursuant to the credit agreement(s) referred to hereabove. If the Client fails to reimburse these moneys to the Bank, the Bank will be authorized to charge a default interest on the Client over the default interest rate specified in this Agreement for the period from the date of payment by the Bank to the foreign lending institution to the date of reimbursement by the Client to the Bank, and to recover from the Client all of its losses incurred for such foreign credits for any reason and under any name whatsoever, together with interests and taxes relating thereto.

Credit facility utilizable in the form of a contract of loan

Article 15.1 Where the credit facility made available up to the credit limit specified in this General Credit Agreement is fully or partially drawn in the form of a contract of loan and it is agreed by and between the parties hereto that the credit will be repaid under a Repayment Schedule, the credit account will be processed not by current account method, but according to the Repayment Schedule, and the credit will be repaid in cash and in a lump sum or in installments at the due dates shown in the Repayment Schedule, and will be subject to interest over the rates given in the Repayment Schedule, and if and when the Bank revises the interests rates in the light of the changing conditions, the credit will be repaid according to the revised Repayment Schedule on the basis of new interest rates.

15.2 The Bank will be authorized to debit any debt installment shown in the Repayment Schedule to any one of the accounts of the Client in the Bank.

15.3 Payment of any installment does not construe that all of the previous installments have so far been paid, or the accrued interests will be distributed to the following months, or that the debts payable to the Bank for that month have been entirely collected.

15.4 It is hereby acknowledged and accepted by the Client that if the Client fails to pay any due principal, interest or other money payable under this Agreement on or before the due date thereof, or fails to perform any one of its other obligations arising out of this General Credit Agreement, and fails to remedy its default within 30 days after receipt of a written notice from the Bank in connection therewith, or if it is at any time proven that any one of its representations or warranties given to the Bank in relation with this credit relation contains significant untrue information, or if repayment of other credits or other moneys borrowed by the Client is accelerated or if the Client falls in default in repayment of its other credits or other borrowings or if the creditor of such other credits or other borrowings turns the related guarantees into cash due to non-payment thereof, or if the Client suspends its commercial activities or is exposed to a risk of suspension of its activities, or if the Client disposes of a substantial part of its assets or is exposed to a risk of disposal, or the Client’s assets are seized and confiscated, or if any one of the permissions, consents or approvals received for this credit facility is at any time withdrawn, cancelled or materially changed or amended, or if the Client announces its inability to pay its debts and other financial obligations, or becomes insolvent, or offers a revised repayment plan to its creditors, or enters into composition with its creditors, or if legal proceedings are initiated for winding up and liquidation of the Client, or any of the Client’s assets is attached or otherwise encumbered, and such proceeding or encumbrance is not lifted or stopped within 30 days thereafter, or if the Client enters into a liquidation process, or if a law suit is brought forward in or a report is filed to a competent court for liquidation of the Client, or if, in the reasonable opinion of the Bank, an event happens or a change occurs in economic conditions which may prevent or endanger performance by the Client of its contractual obligations relating to such credit facilities, in this case, the credit hereunder will immediately and automatically become due and payable without any written or other notice, but, however, without being limited to the above listed cases, the Bank will at all times be authorized to accelerate the credit and to demand payment of the full amount of the outstanding debt. If and when the Bank decides to enforce its rights granted by this Article, without prejudice to the provisions pertaining to default interests, the Bank may request recovery of all of its damages (including the loss of profit), expenses, premiums and fines caused by such event of default.

15.5 In the event that the installment payments are expressed in a foreign currency, the Client will be liable to pay such installments either in cash in that foreign currency or in its Turkish Lira equivalent over the Bank’s foreign exchange selling rate as of the due date thereof, and in this case, the Client acknowledges and accepts that only the Turkish Lira equivalent sum of the paid installment to be calculated over the foreign exchange buying rate shall be credited to the Bank records, and also that the Client will not have a right of claim against the Bank on the ground that the Bank’s credit account is kept in TL in spite of payments in cash or in foreign currency.

15.6 Prepayment of the outstanding debts by the Client prior to the due date thereof is subject to a prior consent and acceptance of the Bank. If accepted by the Bank, prepayment is permitted to be done only on one of the debt installment payment dates and on the condition of payment in cash and as a lump sum of the remaining principal together with the interests accrued until that payment date and a prepayment fee to be determined by the Bank, and taxes and other fiscal liabilities, such as Source Utilization Support Fund premiums, that may be levied on the prepayment. The Bank, however, retains its right to demand payment of interests calculated over the related credit interest rate for the period from the date of prepayment to the original due date, which are lost by the Bank because of the prepayment.

15.7 If a blank promissory note has been delivered to the Bank as a security for the credit, in the case of non-payment of any one or more of the installments, the Bank will have the right to fill in the promissory note by writing the full amount or a portion of the overdue debts of the Client and inserting that day’s date or a later date as the maturity thereof, in its sole discretion, and to start legal proceedings for collection of the promissory note.

Foreign currency indexed credits and short-term credits:

Article 16.1 The Client hereby agrees and undertakes to repay the foreign currency indexed credits at once at the due date thereof or if agreed to be repaid in installments, in installments at the pre-determined dates, either in cash in the relevant foreign currency or in its Turkish Lira equivalent over the Banks foreign exchange selling rate as of the date thereof, and in this case, the Client acknowledges and accepts that only the Turkish Lira equivalent sum of the paid installment to be calculated over the foreign exchange buying rate of the date of repayment shall be credited to the Bank records, and also that the Client will not have a right of claim against the Bank on the ground that the Bank’s credit account is kept in TL in spite of payments in cash or in foreign currency. The Bank may demand repayment of this type of credits in the Turkish Lira equivalent sum thereof current either as of the due date or as of the date of litigation in connection therewith.

16.2 Should the Bank make available a short-term credit (spot credit), the Client hereby agrees and commits itself to repay each spot credit in cash and at once on the due date thereof, together with the principal, interests and other accessories thereof, and if at the date of crediting the Bank does not consent to prepayment of the credit, in the case of prepayment, the Client will be liable to pay in cash and at once, not only the aforementioned moneys and interests accrued until the date of prepayment, but also the interests calculated over the related credit interest rate for the period from the date of prepayment to the original due date, which are lost by the Bank because of the prepayment.

III. ADDITIONAL OBLIGATIONS OF THE CLIENT ACCORDING TO THE TYPES OF CASH CREDITS

Credits in foreign currency

Article 17.1 The Bank may make this credit facility available in full or in part in the form of a credit in foreign currency. In this case, the Client will provide the Bank with all documents required for this type of credit in accordance with the applicable laws, regulations and circulars.

17.2 The Client will, even if its credit limit is sufficient to cover such amounts, be liable to pay to the Bank in cash and immediately all interests and expenditure taxes accrued over this credit in foreign currency and debited to its credit account. Expenditure taxes over the interests and commissions will be calculated over the foreign exchange rate determined by the Bank as of the date of accrual.

17.3 Term of the credit will be determined by the Bank in compliance with the legislation pertaining to Protection of Value of Turkish Currency, and all and any future amendments in this legislation will also be applied by the Bank in its own initiative.

17.4 The credit principal and interest payments will be effected in the same foreign currency as the credit was extended in, and the payable amount will be converted into Turkish Lira over the foreign exchange rates determined by the Bank as of the date of closing of the credit or as of the maturity date thereof, and in this case, the Client will be liable to pay a penal interest equal to __% (             percent) for the period from the date of credit to the date of default. Both in the case of repayment in Turkish Lira and in the case of repayment in a foreign currency other than the credit currency, the Client hereby agrees and undertakes to pay or reimburse to the Bank all and any foreign exchange losses that may be incurred by the Bank upon conversion of the repayment in Turkish Lira or that other foreign currency into the credit currency, and all and any additional payments and costs incurred upon purchase of the credit currency by way of arbitrage in the free discretion of the Bank, and the courier credit interests and taxes that may be levied by correspondents upon any money transfers effected by the Bank in the form of courier credit borrowed from the correspondents.

17.5 The Bank will at all times have the right to check and supervise whether or not the Client has taken all actions required for the credit facility under this Agreement and utilized the credit funds for the intended purposes and in accordance with the related decrees, circulars and legislative acts.

17.6 If the Client secures this credit facility by a foreign currency deposit account or another foreign currency account and fails to repay its debts hereunder on due date or upon first demand of the Bank, the Bank will in its own discretion and initiative be entitled to purchase the foreign currency funds in the relevant account and to set them off against the Client’s unpaid debts. If the currency of the relevant account is different from the currency of the credit, all kinds of foreign exchange losses to be incurred upon conversion of the account currency into the credit currency, and the courier credit interests, and the additional payments and costs of arbitrage will also be at the cost of the Client.

Export Credit

Article 18.1 In the event that the Bank accepts to make the whole or a part of this credit facility available in the form of an export credit, the Client hereby agrees and undertakes to do the following:

18.2 The Client will ensure that the letter of credit for the credited exports is opened through the Bank, while in the exports paid in cash against documents, the bills of lading and other shipping documents of the export goods will be issued directly to the name of the Bank or will be endorsed to the Bank as a security. However, nevertheless, the Client will bear full responsibility of both the documents and the goods represented by the documents.

18.3 The Client hereby acknowledges and accepts that the letter of credit amount or the amount of collection of the documents will be pledged in favor of the Bank as a security for repayment of the export credit.

18.4 The Client further admits and accepts that all export transactions to be realized through the Bank both under this General Credit Agreement and outside of this Agreement will be subject to the provisions of the present and future laws and regulations, and the brochures “Uniform Customs and Usage About Documentary Credits” and “Uniform Rules of Collection” issued by the International Chamber of Commerce and all and any future revisions or amendments thereto, and that all rules to be regulated by the International Chamber of Commerce in relation therewith will be an integral part of this Agreement.

18.5 The Bank will in no case be a party to any disputes that may arise out of the contract between the Client and the importer, and accordingly, may not be held liable either for election of correspondent banks or for non-payment to or non-collection by the Bank of the export sums for any reason whatsoever. The Client hereby commits itself not to raise any claim against or not to sue the Bank for the above cited reasons, and hereby waives in advance all such rights of claim and action, and accepts that all risks in connection therewith will be borne by the Bank, and agrees not to hold the Bank liable for any reason whatsoever because of any fault or failure of the Bank’s correspondents.

18.6 This credit facility will be subject to interest and commission in accordance with the general law provisions, and the Client agrees and undertakes to pay to the Bank the initially exempted taxes, together with the levied fines and penalties in relation therewith, if the exports cannot be realized in a timely manner.

18.7 If the Client fails to repay its debts arising out of the export credit by depositing the same in the Bank in foreign currency, such outstanding debts will be subject to interest over the interest rate applied by the Bank on the borrowers who repay their export credits in Turkish Lira, and in this case, the differences between the maximum interests, commissions and other charges applied on the borrowers who repay their export credits in Turkish Lira and the previously applied lower rate of interests, commissions and charges, and the taxes associated thereto, will be paid by the Client in cash and immediately. The same rule applies in the case of repayment of the export credit partially in foreign currency and partially in Turkish Lira.

Discounted and purchased notes credit

Article 19.1 In the event that the Bank accepts to make the whole or a part of the credit facility opened under this Agreement available in the form of a discount credit or a documentary or non-documentary purchased notes credit, the Client hereby agrees and undertakes to endorse and assign to the Bank commercial papers/bills of exchange in a form and in an amount acceptable to the Bank, and if demanded so by the Bank, to issue the purchased notes and the bills of exchange to the order of the Bank. Such notes and bills will be governed by the provisions of this Agreement pertaining to the credits backed and secured by a pledge on commercial papers/bills of exchange.

19.2 In consideration of payment by the Bank to the Client of the amounts of discount and purchase transactions on the negotiable documents/bills of exchange, including but not limited to, checks drawn on all and any foreign banks in the foreign countries, the Client hereby agrees and warrants that if such checks are dishonored for non-sufficient funds or are not paid for any other reason whatsoever or if the discounted and purchased notes are not paid on or before the due dates thereof, the Client will pay to the Bank promptly upon its first written demand, without any separate protest or any other legal procedure, all of its debts arising out of the aforementioned payments to the Client, together with their current interests accrued for the period from the date of discount or purchase to the date of demand, and the expense and expenditure taxes, funds, foreign exchange losses and all other debts under any name whatsoever, or otherwise, the Client will further be liable to pay a default interest thereon at the rates and in the manner specified in this Agreement, and the expenditure taxes thereof, and also that the foreign currency buying statements issued by the Bank upon purchase of the foreign bank checks will not be used for closing of the related account before actual collection of the checks.

19.3 The Client will personally bear full fiscal, legal and criminal responsibility relating to any breach of its obligations and covenants in respect of the above cited transactions and particularly, discount of the foreign bank checks.

Investment and equipment credits

Article 20.1 The Bank may accept to make the whole or part of the credit facility opened under this Agreement available in the form of a long or medium-term investment and equipment credit. In this case, the Client hereby agrees, accepts and undertakes:

•

that the credit will be utilized for procurement of goods and services specified and described in the feasibility report, drawings, certificate or investment incentives, construction works plan, bills of materials and other documents that may be requested by the Bank, which indicate the scope of finance provided for its new or expansion or renewal projects, and of which a certified and valid copy will be submitted to the Bank hereunder; and

•

that the Client will furnish to the Bank a detailed list of machinery, equipment and materials prepared according to the as-built premises of the project, and will obtain a prior consent of the Bank for all and any changes or modifications in the quantities or qualities thereof, and will not transfer or assign to third persons, or will not establish a commercial enterprise pledge in favor of third persons, or will not let, lease or give as a loan, or will not move to other places, any of the movable and unmovable properties, machinery, equipment and materials of the project without prior consent of the Bank, and all such project items and components are hereby included in the scope of guarantees given to the Bank; and

•

that as a security for repayment of medium or long-term investment or equipment credit extended by the Bank, the Client will mortgage the real estates and properties acceptable to the Bank in favor of the Bank in any amount, order and degree and for any maturity and under any terms and conditions to be determined by the Bank, or will provide other types of guarantees acceptable to or demanded by the Bank, and will not borrow and utilize any credit funds before delivery of such guarantees; and

•

that the construction works of the project will be carried out in strict compliance with the technical specifications of the Ministry of Public Works, and will be completed without delay and according to the construction program to be submitted to the Bank before commencement of the work and if any change or alteration is needed during the construction works, the Client will receive a prior consent by the Bank by filing a reasoned request, supported by the bill of materials, drawings and designs, and the conditions of the construction works will extend to all construction works of the project, even if not financed by the Bank’s credit or other financial sources, and in the case of reduction or expansion of the size of, or some additions to, or some modifications and changes in, the project, the Bank will be duly informed and its prior consent will be obtained, and all and any events which may prevent or delay the project will also be reported to the Bank immediately and without delay, and the Client will be liable to take out full insurance coverage, including the construction period, that may be deemed necessary by the Bank as a security for repayment of the investment or equipment credit extended as above; and

•

that the Client will keep its accounting records on the basis of sound and reliable principles and in such manner to clearly indicate the purposes of use of the goods and services to be purchased for the project financed under this Agreement, and the progress of project, and the operations and financial situation thereof, and will deliver to the Bank completely all and any information that may be requested by the Bank about the project, the goods and services purchased with the credit funds, the financial situation, the management, operations and administration of the firm, and in general, will fulfill all other requests and requirements which may be stipulated by the Bank acting as a prudent lender, and will at all times keep all of the project goods, sites, construction works, operating accounts, records and the related documents and files ready for inspection and audit by the Bank, and that the Bank may at any time freely and directly or indirectly through its representatives inspect, monitor and supervise all and any factories, premises, offices, storage sites and annexes and all and any equipment, operations and activities; and

•

that the Client will show great care and due diligence for realization of the project financed by the credit facility hereunder, and act as a prudent merchant in strict compliance with the productivity and efficiency criteria and sound administrative, technical and financial principles, and ensure that the maintenance and repair of all machinery, equipment, tools and items used for the project are conducted in accordance with sound engineering principles, and recruit and employ all experts, specialists and technicians required for establishment and operation of the plants and premises covered hereunder.

20.2 The Bank may, if deemed necessary, request the Client to submit detailed designs of the premises for approval, and furthermore, to deliver 1/50 scale floor, façade and cross-sectional plans and drawings of the factories, annexes and administrative buildings to be constructed, and a certified copy of each of the final bills of materials prepared according to such plans and drawings, and may inspect and review such documents referred to hereabove and other related documents, and may accept or refuse them in consideration of their technical and economic feasibility in the light of the amount of the credit facility extended under this Agreement.

Working capital credit

Article 21. In the event that the Bank accepts to make the whole or a part of the credit facility opened by and under this Agreement available in the form of a medium or long-term working capital credit, the Client hereby agrees, undertakes and warrants:

•	that this credit will be utilized solely as working capital; and

•

that the Client is under obligation to endeavor to reduce the unit costs and prices, to improve quality of the goods produced, to standardize the goods, to increase the volume of sales, to raise the productivity/efficiency rate and the percentage of utilization of the production capacity, and to direct the production toward exports, and to maximize all of the above criteria as far as possible; and

•

that the Client will keep all raw materials and other inputs, operating items and materials, semi-finished and finished products in the premises under insurance protection, and will transfer and assign to the Bank the existing insurance policies, if any; and

•	that the Bank may apply by analogy all and any of the provisions of this Agreement pertaining to investment credits also on the working capital credit extended hereunder; and

•

that the Client will not allow its working capital to fall below the sum of its existing net working capital, as will be determined and assessed by the Bank, plus the amount of working capital credit extended hereunder at any time during the credit term, and if and when the Bank is in the opinion that a higher working capital is needed by the Client for market, economic or other reasons, the Bank may request the Client to increase its working capital by way of capital increase, issuance of bonds or borrowing of another medium-term working capital credit, and in this case, failure of the Client to increase its working capital as above by the end of the granted period will constitute a breach of this Agreement.

Motor vehicle credit

Article 22. The Client acknowledges that the Bank may make the whole or a part of the credit facility opened under this Agreement available in the form of an Automobile Credit.

22.1 The Bank may extend and make this automobile credit available by either debiting the Client’s credit account, cash or drawing a check in accordance with the related established procedures of the Bank or paying the credit amount to a third person upon instructions of the Client, and the Bank shall be entirely free to choose and implement any one of these alternatives.

22.2 This credit shall be subject to interest within the frame of the Repayment Schedule with effect from the date of debiting of the Client’s credit account.

22.3 This credit account will not be opened as a current account, but will be managed according to the Repayment Schedule which is an exhibit and an Integral part of the General Credit Agreement, and the Client will repay in cash and at once the installments comprised of principal, interests, charges and expenditure taxes on the due date agreed herein and shown beside each installment in the Repayment Schedule.

22.4 If the Client fails to pay any on or before due date any one of the installments comprising of principal, interests, charges and expenditure taxes as shown in the Repayment Schedule or fails to perform any one of its obligations arising out of this Agreement, both that unpaid installment comprising of principal, interests, charges and expenditure taxes and all of the principal sums of the following installments shall automatically become due and payable without any prior notice or other formality, and in this case the Client will be liable to pay the total amount thereof in cash and immediately.

22.5 If the Client fails to pay any one of its debts arising out of this Agreement on or before due date in accordance with the Repayment Schedule, the Client will be liable to pay default interest to be calculated over the contractual interest rate applied on this credit as of the date of default, plus fifty percent thereof, and in addition, the expenditure taxes and the Source Utilization Support Fund premiums levied and charged on such default interest.

22.6 It is hereby acknowledged and accepted by the Client in advance that in the case of a change effected in the contractual interest rate by the Bank in reliance upon its power vested by the applicable laws or the official authorities, the Bank may unilaterally and in its discretion change the Repayment Schedule with immediate effect, and in the case, the repayments will be made in accordance with the revised Repayment Schedule without any prior notice and without any objection.

22.7 The Bank will not be a party to the disputes that may arise between the Client and the supplier/seller of the automobile(s) credited hereunder due to the automobile being defective, not delivered, returned or for similar other reasons, and may in no case be held liable for any defect in the automobile, and the Client may not refrain from paying its debts or performing its obligations hereunder on the ground of such reasons or events.

22.8 The provisions of this General Credit Agreement pertaining to Contracts of Loan will, to the extend they are not in contradiction with the nature of this credit, be applied also on this type of credit.

Gold Credit

Article 23 Gold Credit may also be extended to the Client, subject to the credit limit established hereunder, and if made available, Gold Credit will be governed by the following provisions in addition to other provisions of this Agreement.

Gold Credit will be made available by way of physical delivery to the Client of unprocessed gold in bars or ingots, on the basis of the quantity of gold equivalent to 1,000 carats of pure gold.

For each Gold Credit made available up to the credit limit referred to in the first paragraph hereof, interest shall be calculated and accrued on gold over the interest rate to be determined by the Bank for each interest period agreed upon between the parties, and shall be processed and accounted in the Bank’s records as such. The interests and the associated Source Utilization Support Fund premium and Bank and Insurance Transactions Tax shall be paid by way of physical delivery of gold to the Bank as of the end of each interest period or if accepted by the Bank, in Turkish Lira or its equivalent in foreign currency to be calculated over the Bank’s current gold sale price as of the date of interest payment.

The Client hereby agrees and undertakes to pay the principal credit amount owed to the Bank hereunder and calculated over the equivalent of 1,000 carats of pure gold, plus interests accrued thereon, together with the related commissions, charges and all types of credits, duties, funds and imposts thereof, on the due date of the gold credits borrowed under this Agreement, either in Turkish Lira or its equivalent in foreign currency to be calculated over the Bank’s current gold sale price as of the date of repayment.

Overdraft Commercial Deposit Account

Article 24. The Client hereby acknowledges and admits that a demand deposit account opened by the Bank in the name of the Client and credit facilities made available under the name of Overdraft Deposit Account will be governed by the following provisions.

24.1 The deposits in this account shall be subject to interest over the interest rate applied by the Bank on the demand deposit accounts while the Account is open.

If this Account is opened in the form of a Joint Account Under Joint and Several Liability, each of the account holders shall be individually authorized to manage the Account, give orders and instructions, and use other powers vested by the articles and provisions of this Agreement. Each of the holders of a Joint Account Under Joint and Several Liability hereby agrees and accepts to be liable jointly for all and any acts of other account holder(s) in the course of management and use of the Joint Account Under Joint and Several Liability.

24.2 The Client hereby acknowledges and accepts that the Bank will unilaterally and unconditionally have the right to determine a credit limit for the Client, and to make the credit facility in full or in part available up to the credit limit, or to refrain from releasing the credit facility funds, and to determine the conditions of withdrawal, and to suspend credit, and to increase or reduce the credit limit, and to arrange the timing thereof, or to close the credit account at any time and to demand immediate payment of the full amount of loans disbursed thereunder, and that the Bank will notify the credit limit to the last known address of the Client in writing in the form of account statements or by other ways and that the Client will be held liable to the Bank under this Agreement even if it does not receive the said notice, and that the Client will abide by any change in the credit limit as of the date of receipt of the written notice relating thereto, and will not raise any objection on the grounds of not being informed of the change, and will utilize this credit through the Oversight Deposit Account within the credit limit notification by the Bank, and cannot withdraw loans in excess of said credit limit.

24.3 The Bank will accrue and charge interest on the credit borrowed through this Account over the then current short-term credit interest rate of the Bank in monthly periods starting from the date of withdrawal of the credit. The credit interests charged by the Bank, and the Source Utilization Support Fund and the Banking and Insurance Transactions Tax levied on the credit interests, and all kinds of taxes duties and funds payable pursuant to the applicable laws and all other expenses and charges relating thereto will be debited by the Bank to this Account.

24.4 The Bank shall, as of the end of every month, send to the Client’s address given in this Agreement an account statement indicating the credit and debit records and the balance of this Account. Even if the Client does not receive an Account Statement within 15 days following the related account closing date, unless the Client proves that it has not received the Account Statement of that period and has requested the Account Statement from the Bank in writing or via notary public within 10 days following the related account closing date, the Client will be deemed to have received the Account Statement and accepted the contents thereof. In this case, Account Statement will be deemed a conclusive document as referred to in Article 68/1 of the Execution and Bankruptcy Code.

24.5 The Client will pay to the Bank as of the end of each Accounting Period all interests, commissions, taxes and other moneys debited to its Account for monthly Accounting Periods. If the Client’s debts exceed its credit limit, the Overdraft Deposit Account will be frozen, and the outstanding debts, together with the Source Utilization Support Fund and the Banking and Insurance Transactions Tax, will be set off against the balance of the amounts deposited in the Client’s account. It is further acknowledged and declared by the Client that in the case of non-payment of the accrued credit interests for two accounting periods, the outstanding debts shall automatically become due and payable without any notice, and the Bank shall be authorized to take legal actions and proceedings for collection of its receivables hereunder.

24.6 In the event that the credit limit is exceeded for any reason whatsoever, the Client hereby agrees and commits itself to be liable also for the amount in excess of the credit limit, and the provisions of this Agreement will be valid and applicable also for the amount in excess of the credit limit, and furthermore, the amount in excess of the credit limit will be subject to interest over the default interest rate specified in this Agreement as from the date of overdraft.

24.7 The Bank may at any time and in its discretion close the Overdraft Deposit Account opened in the name of the Client or terminate this Agreement by sending a notice via notary public or by cable or by registered mail, return requested. In this case, continuance of the services under this Agreement, other than the Overdraft Deposit Account, is in the discretion of the Bank. In the case of closing of its accounts by the Bank, the Client hereby agrees and undertakes to pay to the Bank immediately upon receipt of the notice of account closing both the interests, commissions, the Banking and Insurance Transactions Tax and other debts outstanding as of the date of closing, and all and any other present or future debts owed to the Bank.

24.8 If the Client fails to pay the principal and interests of credit on or before the dates specified in this Agreement, the Client will be deemed to be in default, and in this case, will be liable to pay a default interest to be calculated as from the date of default over the highest short-term credit interest rate of the Bank current as of the date of default, plus 50% thereof, as well as the Source Utilization Support Fund and the Banking and Insurance Transactions Tax levied thereon.

24.9 The provisions of this Agreement shall, to the extent they do not contradict the above paragraphs, be applied also on the Overdraft Commercial Deposit Account.

Factoring Credit

Article 25 If the Bank makes the whole or a part of this credit facility available in the form of a factoring credit, the Client hereby agrees, warrants and undertakes to assign to the Bank in whole and in advance all of its receivables arising out of its export sales, and to deliver to the Bank with a letter of assignment the original copies of all invoices of its export sales, and to ensure that the assigned receivables are duly paid to the Bank in the manner to be decided and determined by the Bank, and to take all related actions in advance, and to transfer and deposit to the Bank immediately all and any payments made directly to the Client by the buyers for the receivables assigned as above, and to furnish to the Bank all accounts, information and records so as to enable the Bank to trace, monitor and control all payments for the assigned receivables, and the Client further acknowledges that its rights of pleas and objections, such as offset, clearing, etc. or such rights as may arise out of the trade relations between the Client and the buyer will in no case prejudice the Client’s obligations to the Bank, and also that if the assigned receivables are not paid by the buyer because the goods are returned for being defective or for any other reason in accordance with the factoring rules, the Client will immediately refund the prepayment made by the Bank in connection therewith.

IV. NON-CASH CREDITS

Letters of guarantee, guarantees, Standby letters of Credit, counter-guarantees and bail bonds

Article 26.1 The Bank may make the whole or a part of the credit facility opened under this Agreement available in the form of letters of guarantee, guarantees, standby letters of credit, counter-guarantees or bail bonds. The letters of guarantee will be issued and delivered by the Bank in the form of advance payment, temporary (bid bond) or final (performance bond) letters of guarantee or in other official or non-official formats or according to the requirements and will be addressed to the local or foreign persons or entities to be named and designated by the Client to the Bank at each time. The Bank will be entirely free to issue and provide the letters of guarantee, guarantees or counter-guarantees, or not to do so.

26.2 The Bank may, upon demand and application of the Client, make this credit facility available by issuing letters of guarantee or counter-guarantee to correspondents of the Bank or to other entities, and may either issue itself or cause another bank or a correspondent of the Bank to issue or issue in a consortium with other banks the said letters of guarantee, counter-guarantees, bail bonds or other types of guarantee. In this case, the same liabilities of the signors (including the guarantor(s)) of this Agreement with respect to letters of guarantee will remain in effect for the guarantees or counter-guarantees given by the Bank. The Bank may in no case be held liable for any fault or negligence of other banks or its correspondents in such banking transactions, or for any fault, loss, misaddressing, misinterpretation or mistranslation or delay of any message sent by letter, telex, facsimile, swift, etc.

26.3 The Bank shall be authorized to prepare and draft the letters of guarantee in any format deemed fit by itself or requested by the addressee thereof, and to incorporate all and any requirements and conditions demanded by the addressee in the text of letters of guarantee, counter-guarantees, bail bonds or other types of guarantee without consultation to the Client, and to state therein that the Bank agrees to pay interest, penalty, etc. over the legal interest rate or any other interest rate for the period from the date of issuance or delivery of the letter or from any other date to be determined in accordance with the related agreements or the applicable laws to the date of payment.

It is hereby acknowledged by the Client that the Bank will be authorized to provide in the letters of guarantee and/or counter-guarantees issued on behalf of the Client that the letter of guarantee or counter-guarantee will be paid by the Bank upon first demand of the addressee without any document or evidence in relation therewith, and accordingly, the Bank will be authorized to pay the same upon first notice and demand of the addressee.

The Bank is not obliged to accept the Client’s demands for any amendment in the text or extension of the term or transfer and assignment to another person of the letters of guarantee, counter-guarantees, bail bonds or other types of guarantee, but if the Bank accepts and fulfills such demands, the full responsibility in connection therewith will be borne by the Client. The Bank will be entitled to make all and any amendments and/or additions demanded by the addressee and approved by the Bank, without a prior consent of the Client.

All and any payments required to be effected by the Bank on the letters of guarantee to be issued upon instructions of the Bank’s local and foreign branch offices to each other will also be in the cost and account of the Client.

26.4 The Client hereby agrees and undertakes that the Bank may in its sole discretion and option extend the validity term of the present and/or future letters of guarantee, counter-guarantees, bail bonds or other types of guarantee up to any period of time, under any conditions and with any amendments deemed necessary, or make them unlimited by time. If and when the addressee demands a time extension, the Bank may extend the validity term, or may issue and give new letters of guarantee, counter-guarantees, bail bonds or other types of guarantee.

26.5 It is hereby acknowledged by the Client that the Bank will be allowed and authorized to consent to change of addressee through transfer and assignment of the present and/or future letters of guarantee, counter-guarantees and/or other types of guarantee to third persons, and to incorporate the “transferable” legend in the letters of guarantee, counter-guarantees and/or other types of guarantee. In the case of transfer(s), the new addressee(s) will also have the right to demand payment of the letter of guarantee, counter-guarantee and/or other types of guarantee by the Bank, and the Bank will be authorized to pay the same promptly upon first demand of the new addressee(s). Transfer(s) will not prejudice the obligations and liabilities of the Client arising out of this Agreement.

26.6 The Client hereby acknowledges, admits, declares and warrants that the Bank will be authorized to pay in the name and account of the Client any money demanded under present and/or future letters of guarantee, counter-guarantees, bail bonds or other types of guarantees immediately upon first demand of the addressee(s) thereof without delay, without any protest or court judgment or order, without any notice to or prior consent of the Client, whether or not the alleged damages are related to the underlying debt, or have actually been incurred, or whether or not the underlying debt has really arisen, and irrespective of the reason of payment demand or the underlying debt causing the payment demand under the letter of guarantee, counter-guarantee, bail bond or other types of guarantees, acceptances or endorsements and irrespective of the provisions or implementation of the contracts between the Client or other beneficiaries on one hand and the addressee(s) on the other hand, and without the Bank being liable to be aware of such contracts, and irrespective of satisfaction of the conditions of payment in the conditional guarantees, and without the Bank being liable to request any evidence thereof, and whether or not the contract between the Client and other beneficiaries on one hand and the addressee(s) on the other hand is still in effect or has been terminated, and irrespective of any alleged force majeure events preventing performance of the obligation, or an alleged negative prescription in the letters of guarantee, counter-guarantees, bail bonds or other types of guarantees and irrespective of any plea or obligation that may be raised by the Client or other beneficiaries against the addressee.

If the Client only demands payment of a letter of guarantee without showing any reason, the Bank will nevertheless be authorized to accept such demand and pay the letter of guarantee in accordance with the above paragraphs.

The Client will be held liable to the Bank for all and any consequences of failure of the Bank in payment of a letter of guarantee upon demand of its addresses due to and because of instructions of the Client to the Bank or injunctions taken by the Client.

The Client further accepts that the Bank will be authorized and entitled to permit and allow the postponement or extension of a letter of guarantee by its addressee under conditions acceptable to the Client or other beneficiaries and/or the postponement of implementation of any provision of contract(s) between the Client or other beneficiaries on one hand and the addressee on the other hand, and/or to pay the letter of guarantee irrespective of any alleged force majeure events or other objections or pleas of the Client or other beneficiaries.

26.7 If and to the extent the Turkish Lira equivalent sum of the foreign currency amount of a letter of guarantee, counter-guarantee or another type of guarantee issued and given by the Bank exceeds the credit limit specified in this Agreement due to fluctuations in the exchange rates, the Client hereby agrees and undertakes to deposit the amount in excess to the Bank immediately in cash and acknowledges that such amount deposited by the Client to the Bank in cash will also be deemed to be pledged in favor of the Bank.

26.8 In the event that the Client fails to perform any one of its obligations arising out of this Agreement or becomes insolvent or its properties are distrained, or for any other reason whatsoever, the Bank may, without jurisdiction, request the Client to deposit in cash as security, or to establish a commercial enterprise pledge, a chattel mortgage or a mortgage on real estates, or to issue and deliver promissory notes as new or additional security interests, for the full amount of the letters of guarantee, counter-guarantees or other guarantees, and in addition, for all other debts and obligations of the Client arising out of other credits. The Client hereby agrees and undertakes in advance to fulfill such demands of the Bank immediately, irrespective of existence of any other pledge or security interest, and to deposit the requested money, subject to the following provisions, and to pledge or mortgage in favor of the Bank all or any one of its commercial enterprise, chattel interests, real estates or promissory notes, whichever is demanded or accepted by the Bank.

26.9 Even if a payment demand is made after the end of validity of a letter of guarantee, the Bank will be entitled to pay the amount of letter of guarantee, counter-guarantee or other types of guarantee immediately upon demand, irrespective of the terms and conditions of the related letter of guarantee, counter-guarantee or other types of guarantee pertaining to the validity thereof.

Furthermore, if the address of addressee of a letter of guarantee, counter-guarantee and/or another type of guarantee demands extension of validity of the letter of guarantee, counter-guarantee and/or other types of guarantee, or otherwise, payment of the amount thereof, the Bank may extend validity of, or pay immediately upon demand, the letter of guarantee, counter-guarantee and/or other guarantee, as the case may be.

In the case of an injunction or other restriction on a letter of guarantee, counter-guarantee and/or other guarantee given and/or to be given by the Bank, the Bank may deem the validity thereof suspended so long as the injunction or other restriction is in force, and if a written payment demand is made after removal of the injunction or other restriction, the Bank is authorized to pay that letter of guarantee, counter-guarantee and/or other guarantee, and the Client’s liability in connection therewith will remain valid.

If the Bank is obligated to pay a default interest because of any delay in payment of a letter of guarantee caused by any reason, including, but not limited to, injunctions or other restrictions, the Client hereby agrees and undertakes to reimburse such default interest to the Bank promptly upon the first demand of the Bank, irrespective of the limit.

26.10 Addressee of a letter of guarantee, counter-guarantee or another type of guarantee may submit its written payment demand to the Bank’s General Management or any branch other than the crediting branch, and the Client may not raise an objection to payment of the letter of guarantee by the Bank’s General Management or any branch other than the crediting branch.

26.11 The Client hereby agrees, promises and warrants to be personally liable to the Bank for the amounts of and for all other legal and financial consequences of the letters of guarantee, counter-guarantees or other guarantees to be issued or given by the Bank upon demand or application of the Client, until the letter of guarantee is cancelled, released and returned by its addressee to the Bank or the addressee releases and discharges the Bank in writing with respect to the letter of guarantee, or a final court order nullifying the letter of guarantee is presented to the Bank, or the Bank’s payment obligation arising out the letter of guarantee ceases to exist for any other legal reason.

The Client will procure and ensure that a letter of guarantee issued by the Bank in the scope of credit facility extended to the Client under this Agreement is returned to the Bank or the Bank is released and discharged thereunder, at latest at the end of the validity term, if any, shown in the text of the letter of guarantee, or immediately upon expiration of the risk guaranteed therein in the case of a letter of guarantee not limited by time.

If the work covered by or that constitute the underlying causes of a letter of guarantee, counter-guarantee or another type of guarantee given by the Bank are finished or cease to exist, but the addressee thereof nevertheless refuses without cause to return the letter of guarantee or to release the Bank or if the letter of guarantee is limited by time, but not released and returned as of the end of its validity term, the obligation of the Client arising out of this Agreement will continue and remain in effect.

26.12 Where the Bank issues a letter of guarantee or counter-guarantee backed by cash deposits, the cash deposits shall remain pledged in favor of the Bank without any interest thereon and the Client will not have the right to withdraw the cash deposits, until the letter of guarantee or counter-guarantee issued by the Bank is cancelled or nullified by any one of the above referred ways. If and to the extent the Bank makes any payment to or to the order of the addressee(s) thereof in line with its commitment thereunder, the Bank will be authorized to deduct such payment from the cash deposits, and if and when deemed necessary, the Bank may demand deposit of additional funds for the said purpose.

26.13 In the case of payment by the Bank of a letter of guarantee, counter-guarantee or another type of guarantee issued by the Bank in foreign currency under this Agreement, the amount of payment will be calculated over the Bank’s foreign exchange selling rate current as of the date of payment and transfer, and the Client hereby acknowledges, agrees and undertakes to pay or reimburse to the Bank immediately all and any foreign exchange losses that may be incurred by the Bank upon conversion of the payment in Turkish Lira into the currency of the letter of guarantee, and any and all additional payments and costs incurred upon purchase of the currency of the letter of guarantee by way of arbitrage in the free discretion of the Bank, and the courier credit interests and taxes that may be levied by the correspondents upon money transfers effective by the Bank by borrowing a courier credit from the correspondents, and the Client hereby acknowledges that in the case of a letter of guarantee, counter-guarantee or another type of guarantee issued by the Bank in foreign currency, the amount of commissions payable to the Bank thereon will be calculated over the foreign exchange selling rate of the Bank as of the date of calculation, and will be adapted or adjusted according to the changes in the exchange rates.

If a letter of guarantee, counter-guarantee or another type of guarantee or bail bond, acceptance or endorsement is issued by the Bank in favor of the Client in a non-convertible currency, the Client hereby acknowledges and admits that he Bank will be authorized to determine and adjust the exchange rates and parities to be applied, and the Client will not object to the exchange rates and parities determined or adjusted by the Bank.

26.14 The Client also acknowledges and agrees that the Bank will have the right to submit to the jurisdiction of foreign courts or arbitrators or the arbitrator(s) or arbitration panels to be appointed pursuant to the universal rules of the international organizations for resolution of, and to choose any foreign laws or the uniform rules of the international organizations as the governing law on, all and any disputes that may arise out of the letters of guarantee, counter-guarantees, standby letters of credit or bail bonds to be issued by the Bank in favor of the Client hereunder, and that the Client will be liable to reimburse to the Bank upon first demand of the Bank and in strict compliance with the provisions of this Agreement all and any amounts which the Bank may be obligated to pay in Turkey or abroad as a result of enforcement of the choice of governing law and/or the submission to jurisdiction, as referred to hereabove.

The Client’s liability to the Bank will continue and remain in effect until the addressee of a letter of guarantee, standby letter of credit, counter-guarantee or bail bond governed by a foreign law duly releases the Bank in strict compliance with that foreign law, even if that letter of guarantee, standby letter of credit, counter-guarantee or bail bond is issued with a specified validity term.

Letters of Credit

Article 27. If the Bank accepts to make a non-cash letter of credit available to the Client under this Agreement, the Client will be held separately liable for the following obligations, in addition to all its other obligations arising out of this Agreement.

27.1 The non-cash letter of credit will be utilized by ordering the Bank to issue a letter of credit through its correspondents. Utilization of this credit facility will be subject to the condition that payment is made to the Bank of a partial downpayment consisting of the commissions, expenses and cash allowance to be freely determined by the Bank. The Client hereby agrees to reimburse the Bank promptly in foreign currency for the amount of said letter of credit as of the date on which the Bank’s correspondent pays the letter of credit beneficiary the amount specified on the documents that are the subject of said letter of credit and debits the same to the Bank’s account. The Client hereby agrees and commits itself to owe to the Bank in accordance with the provisions of this Agreement all amounts to be paid by the Bank for and under the irrevocable and/or confirmed letters of credit (including the letters of credit payable at a certain future date) which the Bank agrees to open in favor of the Client.

27.2 Immediately upon first call of the Bank, after arrival of the shipping documents at the Bank, and irrespective of the arrival of the goods covered by the letter of credit, the Client hereby agrees and undertakes to obtain the shipping documents from the Bank and to pay in full all of its debts arising out of this documentary credit. In respect of deferred payment letters of credit, the Client hereby agrees and undertakes to pay to the Bank the Turkish Lira equivalent of the price of the imported goods, and the related commissions and other charges, over the foreign exchange selling rate applied by the Bank as of the date of transaction, or if the current selling rate is determined only by the Turkish Central Bank, over the foreign exchange selling rate determined by the Turkish Central Bank, no later than 10 days prior to the date of payment specified in the letter of credit, and in addition, if any foreign exchange loss is incurred as of the date of completion of the transaction for any reason whatsoever, the Client agrees to pay to the Bank the Turkish Lira equivalent of such foreign exchange loss as well.

27.3 The Client hereby agrees and undertakes to comply with the Law of Protection of Value of Turkish Currency and the associated governmental decrees, communiqués, bylaws, regulations and circulars, and any substitute legislation thereof, and to pay in advance all and any foreign exchange losses and arbitrage losses in connection therewith.

27.4 In the event that the Bank accepts to make this credit facility in full or in part available to the Client in the form of non-cash letters of credit, including but not limited to, deferred payment letters of credit, the Client will deliver to the Bank a letter of credit proposal/request for each letter of credit requested to be opened. The Bank will be entirely free to accept or refuse this demand and/or any request for amendments to the terms and conditions of the letter of credit. If the Bank accepts any amendment, the provisions of this Agreement will nevertheless remain in force. The Client accepts that the Bank will be authorized to cancel the letter of credit at any stage of the letter of credit transactions, without being liable to send a prior notice.

27.5 Amounts of all letters of credit to be opened in the scope of this credit facility will be paid to the letter of credit beneficiary against submission and delivery to the correspondent of all shipping documents listed in the letter of credit proposal/request to be given by the Client to the Bank for each letter of credit requested to be opened.

27.6 Bills of lading, airway bills, consignment notes, forwarder’s certificates and other documents deemed necessary by the Bank, representing the commodities to be imported under the letters of credit to be opened, will be issued or endorsed or assigned to the name of the Bank. These documents will be issued to the name of the Bank or will be endorsed and assigned to the Bank solely for securitization purposes, and all rights granted to the Bank by the provisions of this Agreement pertaining to security interests will be valid and enforceable also on the letter of credit goods.

27.7 The Client will accept, without objection, all and any conditions and the exchange rates applied by the Bank or the Turkish Central Bank at all stages of the letter of credit. Any foreign exchange losses will be settled and paid by the Client by the end of the period granted by the Bank or the official authorities.

The Bank may provide the foreign currency funds of the letter of credit or the transfer order from its own sources or may purchase the same from other banks or financial institutions. The Client will have no right of objection against the period from the date of instruction of the Client to the Bank to the date of actual sale or transfer abroad of the foreign currency funds, and the Bank will in no case be held liable for a prolongation in this period. Any foreign exchange loss suffered until the date of actual sale or transfer abroad, and any loss caused by exchange of two foreign currencies, will be borne and paid by the Client, and the Turkish Lira equivalent of such foreign exchange losses will be debited to the Client’s account.

It is hereby acknowledged and accepted by the Bank that for letters of credit opened within the frame of the non-cash letters of credit, against and upon submission of the shipping documents by the letter of credit beneficiary, the Turkish Lira equivalent of the amount in foreign currency debited to the accounts of the Bank’s correspondent will be debited over the foreign exchange selling rate applicable on any day during the period set forth in the applicable laws, or if the accounts of the Turkish Central Bank’s correspondents are debited, over the foreign exchange selling rate of the Turkish Central Bank, to the credit against import documents account in the value of the date of debiting.

If the Bank is for any reason obligated to sell foreign currency after the end of the period set forth in the applicable laws, the Client acknowledges and declares that the exchange rate current as of the date of sale of foreign currency may be applied.

27.8 The Client agrees and undertakes to comply with all present and future laws and regulations pertaining to the letters of credit, and to take and complete all actions accordingly. All of the required documents will be obtained by the Client and submitted to the Bank, and all kinds of actions and transactions required to be carried out in the official and other authorities and bodies will be taken and completed by the Client. All of the Client’s obligations arising out of the said documents to the foreign exchange authorities and the Turkish Central Bank will be deemed valid also for and in favor of the Bank in relation with the said actions and transactions.

The Client is fully liable to complete all time extension, cancellation or other transactions and proceedings for the letters of credit, and accordingly, hereby agrees and commits itself to indemnify and hold the Bank harmless from all and any damages which may be incurred by the Bank for failure of the Client in letter of credit and import transactions and proceedings.

27.9 The Bank may, in its option conduct all kinds of transactions and proceedings with respect to the letter of credit and clear the letter of credit goods through customs in the name and account of the Client. The Bank will, however, not be held liable to the Client for any failure or omission of the Bank while acting for and on behalf of the Client. In the case of clearance of the goods through customs by the Bank, the Bank will have a right of lien and pledge on the goods. However, the Bank will in no case be responsible for clearing the goods through customs.

27.10 Regarding imports paid for by a letter of credit, if the Bank issues a letter of guarantee in favor of the Client in order to ensure that the waybill is issued to the order of the Bank, for the sake of clearance of the goods from customs before arrival of the letter of credit documents relating to the letters of credit opened through the Bank’s branches, the Bank will be entitled and authorized to deliver the original bill of lading directly to the addressee. In addition, even if the letter of credit/shipping documents contain any inconsistency with the conditions for letters of credit as stipulated in the current publication “Uniform Custom and Practices for Documentary Credits” of the International Chamber of Commerce, it is hereby acknowledged and accepted by the Client that the Bank will be authorized not to put any reservation and/or to remove the reservations imposed by the correspondent bank(s), and the Client will not object thereto. On the other hand, the Client also agrees to bear full responsibility (such as bringing forward an action for nullity, or taking revocatory actions, etc.), if and to the extent the original bill of lading is not received by the Bank for any reason.

27.11 All costs and expenses of storage, safe keeping and protection of the import goods, and expertise surveyor fees, warehouse leases, other expenses incurred by the Bank and its correspondents, and all other sales, freight and loading/shipment expenses of the goods will be in the account of the Client and promptly paid or reimbursed to the Bank.

27.12 The Client agrees to be responsible for the consequences of all kinds of present or future disputes or conflicts with the related official authorities caused by repayment or non-repayment of the letter of credit coverage, i.e. the exported foreign currency funds, and for all fiscal, monetary and criminal liabilities of the Bank, and therefore, agrees and undertakes to repay immediately its letter of credit debts to the Bank.

27.13 The Client hereby acknowledges, declares and accepts that the letters of credit hereunder may be opened also by a foreign branch office of the Bank, and the Bank may authorize any bank or financial institution resident abroad and chosen by the Bank to notify the beneficiaries or their bankers of such letters of credit, or these letters of credit may be reopened by the said bank or financial institution resident abroad and the beneficiary thereof or its banker notified accordingly, and the Bank and/or its foreign branch office will be entitled to add a confirmation to such reopened letters of credit, and the letter of credit documents submitted by the beneficiary thereof or its banker may be processed by the said bank or financial institution in terms of their compliance with the conditions of the letter of credit within the frame of the Uniform Custom and Practices of the International Chamber of Commerce, and therefore, the Client hereby authorizes the Bank in connection therewith.

27.14 If a correspondent refuses to pay the letter of credit amount due to a reservation or for any other reason, upon removal of the reservation by the Client or of other reasons preventing payment, the Bank will give a payment order to its correspondent, and the Bank’s foreign exchange selling rate current as of the date of the payment order will be applied.

If the foreign currency funds of the letter of credit are returned by the correspondent, the foreign currency funds will be purchased over the Bank’s foreign exchange rate current as of the date of purchase, and the Turkish Lira equivalent thereof will be used for repayment and settlement of the debts of this credit facility, and any balance thereof will be repaid by the Client at once. The Client will not make any request or claim to the Bank for the differences between the foreign exchange buying and selling rates.

In respect of payments made by the correspondents under reservation or in respect of letters of credit paid by the correspondents, but restricted by a reservation of the Bank, the related credit account will be debited the Turkish Lira equivalent of the paid foreign currency funds. Even if the paid letter of credit amount cannot be recovered from the correspondent due to non-acceptance of the reservation by the correspondent, the Client will be liable to repay its debts arising out of this credit.

The Bank may in no case be held liable for any fault or negligence of the correspondents in processing the letters of credit, or any delay in payment, any error in, or misaddressing, loss, misinterpretation or mistranslation, or delay of the letters or cables thereunder.

27.15 If the Bank accepts the utilization of this credit facility for the letters of credit to be opened in the account of the Client and in the name of the trustees of the Client, the Client hereby agrees and undertakes to deposit the required security interests and margins for this type of letters of credit, and to pay or reimburse the shipping document amounts of the goods to be imported in the name of the said trustees, and all interests, commissions, charges and taxes that may be levied or accrued thereon, and all damages or losses that may be suffered by the Bank because of the acts and transactions of the trustees, and all foreign exchange debts or obligations and other obligations of the Bank in this respect.

27.16 If the Bank accepts to make the whole or a part of this credit facility available to the Client in the form of a credit against import documents, the provisions of this Agreement pertaining to the non-cash import letters of credit shall, if and to the extent they are not contradictory with the nature or terms thereof, be applicable and valid also for the credits against import documents.

27.17 The Client hereby agrees and acknowledges that all and any dealings and transactions relating to the imports through the Bank either under or beyond the scope of this General Credit Agreement will be subject to the present and future laws and regulations pertaining thereto, and the publications named “Uniform Custom and Practices of Documentary Credits” and “Uniform Rules on Collections” of the International Chamber of Commerce, and all and any revisions or amendments thereto, and that the rules and regulations of the International Chamber of Commerce in connection therewith will also be a part of this Agreement.

Import acceptance and endorsement (aval) credit

Article 28.1 The Client may utilize this credit facility through acceptance or endorsement (aval), by the Bank or foreign banks under the joint and several liability of the Client, of bills of exchange (drafts) in foreign currency to be drawn on the Bank or its correspondent foreign banks by the foreign suppliers of the goods imported by the Client, or through endorsement (aval) by the Bank of the promissory notes to be issued and drawn by the Client to the name or order of the foreign suppliers. As the bills of exchange (drafts) or the promissory notes credited as above are paid, the released (free) portion of the credit limit may be utilized for other bills of exchange (drafts) or promissory notes.

28.2 Where the Client utilizes this credit facility in full or in part for import letters of credit, the Client agrees that the conditions of the letter of credit proposal/request to be presented by the Client to the Bank and the provisions of this Agreement pertaining to letters of credit will be applicable as is or by analogy. The Client further agrees and declares that the bills of exchange (drafts) will be accepted against submission of the shipping documents to be presented to the foreign bank under the terms and conditions of the Letter of Credit Proposal/Request to be signed and presented by the Client or its duly authorized agent to the Bank at each time, and that all provisions and conditions of this Agreement will be applicable as from the date on which the Letter of Credit Proposal/Request is sent to the Bank’s correspondents, and the Bank will be free to accept or refuse the said proposals/requests or all and any amendments proposed to be made therein.

The provisions and conditions of this Agreement will continue to be applied if a proposed amendment is not accepted by the Bank.

28.3 The Client accepts and admits that the Turkish Lira equivalent of the acceptances or endorsements (avals) to be given by the Bank in the account of the Client under the Agreement shall be debited to an account to be opened at the Bank in the name of the Client, and that the Client will be liable to the Bank for all consequences and costs of such acceptances or endorsements (avals), and that its obligations, debts and liabilities referred to in this Agreement will be unconditionally and absolutely valid until the foreign currency amounts of the bills of exchange (drafts) or the promissory notes are actually transferred.

28.4 The Client will pay to the Bank without any objection (irrespective of delivery of the shipping documents or customs clearance of the related goods) not later than 15 (fifteen) days before the maturity thereof the Turkish Lira equivalent of the foreign currency amounts of the bills to exchange (drafts) accepted or endorsed hereunder (in the case of an interest-bearing bill of exchange, together with the interests thereof) for transfer by the Bank to or to the order of the bill of exchange (draft) holder or the correspondent Bank who will pay the bill of exchange amount. The foreign currency amounts of principal, interests, commissions, costs and charges or under any name whatsoever, to be transferred for the bills of exchange (drafts) accepted or endorsed by the Bank hereunder will be converted over the foreign exchange selling rates determined by the Bank and current at any date to be decided by the Bank in its sole discretion, and in addition, if any foreign exchange loss, parity loss, fund or bill of exchange amount is paid from the Bank’s foreign currency funds in advance or subsequently after start of utilization of the credit facility, and if courier loans are borrowed from foreign correspondents for such payment, all interests and other accessory debts arising out of them under any name whatsoever shall also be in the account of the Client and be paid to the Bank immediately upon its first demand each time.

Furthermore, it has been agreed that the discount interests and costs of the supplier be paid or indemnified although the bills of exchange (drafts) are not interest-bearing, the Client will also pay or reimburse to the Bank upon its first demand such interests and costs at any date deemed reasonable by the Bank and without any evidence or supporting document.

28.5 If the import cannot be realized or transfer cannot be made for any reason whatsoever, the Client will bear all debts and obligations arising out of the bills of exchange (drafts) accepted or endorsed by the Bank or its correspondents.

28.6 The Client further agrees and acknowledges that the Client will be held fully liable for the loss of the accepted or endorsed bills of exchange (drafts) or promissory notes in Turkey or abroad, and that if the bill of exchange (draft) or promissory note holders demand payment without submitting the bill of exchange (draft) or promissory note, the Bank will be authorized to pay the bill of exchange (draft) or promissory note amount to its holder(s) and to debit the paid amounts to the credit account of the Client, and that the Client will promptly reimburse to the Bank the amounts of the bills of exchange (drafts) or promissory notes paid by the Bank.

Corporate credit card credit

Article 29. If and when credit cares are issued and given to the Client or its named employees upon demand of the Client to the Bank, the Client hereby accepts that the provisions of this General Credit Agreement and the “Corporate Credit Card Membership Agreement,” which is an exhibit and integral part of this Agreement, will be applied.

The Client will, under the provisions of this Agreement, be personally liable for all expenditures, cash withdrawals and other transactions authorized at present or that may be authorized in the future, effected by the Corporate Credit Card holders using the Credit Cards.

V. CREDITS MADE AVAILABLE BY THE BANK’S FOREIGN BRANCHES

Article 30.1 The credit facilities made available by a foreign branch of the Bank will, in addition to the provisions of this General Credit Agreement, be governed by and subject to the following provisions.

30.2 The terms and expressions used in this section shall, unless otherwise defined or specified, have the following meanings ascribed thereto:

“Euro” refers to the legal currency of the member states of the European Union which have accepted the single currency pursuant to and under the European Union Treaty signed in Rome on 25 March 1957 and revised by the Maastricht Treaty of 7 February 1992.

“Euribor” refers to interest rates to be determined by the European Federation of Banks and ACI - Financial Markets Association (or any institutions that may be established by these two organizations for determination and publication of interest rates) for the deposits in Euro.

“Interest Period” refers to each period, as shown in the Schedule, starting on an Interest Payment Date and ending on the subsequent Interest Payment Date for calculation of interests. The first Interest Period is the period between the credit withdrawal date and the first Interest Payment Date. The last Interest Period will expire on the Repayment Date.

“Interest Determination Date” refers to two business days prior to the beginning of an Interest Period.

“Interest Payment Date” refers to the Business Day when the interests will be paid, and if it coincides with a non-Business Day, it will mean the following Business Day if it is within the same calendar month, or otherwise, it will be considered and treated as the previous Business Day.

“Reuters Screen EURIBOR Page” refers to the page shown on the Reuters Screen Money Rates Service section as the EURIBOR interest rate determined for Euro deposits (or the page which substitutes EURIBOR page to indicate the Interest Rates applied on Euro deposits).

“Reuters Screen LIBOR Page” refers to the page shown on the Reuters Screen Money Rates Service section as LIBOR page showing the London Interbank Market Interest Rates applied by the major banks on Eurodollar deposits, shortly referred to as “LIBOR” (or the page on which substitutes LIBOR page to indicate the London Interbank Market Interest Rates applied on Eurodollar deposits).

30.3 The Client will pay interests calculated over the specified interest rate on the last day of the related Interest Period and as of the Interest Periods from the credit withdrawal date to the Repayment Date. Interests will be calculated on a daily basis and on the basis of a 360 day year, and will be paid on the Interest Payment Date immediately after the end of the related Interest Period.

If the Interest Rate is calculated and determined by adding the specified margin to Libor/Euribor, the calculation will be based on the rates shown in the Libor/Euribor page of Reuters screen as of 11:00 hrs London/Frankfurt time on the related Interest Determination Date. If several rates are shown on the Reuters Screen Libor/Euribor pages, Interest Rate shall be their arithmetical average. If Libor/Euribor is not shown on the related page of Reuters screen for any reason whatsoever, the Bank will determine the Interest Rate over the interest rates of the last two banks quoted (or if there is only one bank therein, by that bank).

The Bank is authorized to increase the interest rate at any time without any prior notice.

30.4 The credit principal will have been repaid entirely and fully, together with the interests thereof, on or before the Repayment Date.

All repayments under this credit will be effected solely in the credit currency. If the home country of that currency is a member state of the European Economic and Monetary Union and applies for adhesion to the third stage of the said Union and Euro is the single legal currency pursuant to the valid laws of that country, all repayment obligations related to that credit shall be converted into Euro over the exchange rates determined by the European Union Council. Such conversion into Euro shall not be construed as an event of default under the credit agreement or a just cause for termination of credit or amendment of the credit agreement.

If the credit is borrowed in Euro and the repayment is scheduled for a date prior to the third stage of the European Economic and Monetary Union, the credit will be repaid in DEM over the Euro/DEM parity.

If the maturity date of any amount payable hereunder coincides with a non-Business Day, the payment will be made on the following Business Day if it is within the same calendar month, or otherwise, on the last Business Day before the maturity date, and in this case, interests will be adjusted accordingly.

The Client will repay principal and pay all other payables hereunder, including but not limited to interests, to the Bank in cash and at once at the maturity dates agreed on, without any deduction or withholding.

30.5 If at any time it becomes unlawful for the Bank to extend or maintain this credit facility because of any revision or change made by the official authorities in any law or regulation applicable in the country where the credit facility is made available or in the implementation or interpretation thereof, the Bank’s liability to extend or maintain the credit facility will terminate, and in this case, upon demand of the Bank and on the last day of the then current Interest Period, the Client will repay to the Bank the credit principal, together with the accrued interests and all other accessory debts thereunder.

Likewise, if at any time the cost of funding or maintenance of the credit by the Bank increases because of changes in the economic conditions or of any change or revision made by the governmental bodies or official authorities in any law or regulation affecting the conditions applicable on the Bank and particularly, its assets, credits and deposits, in the country where the credit facility is made available, or in the implementation or interpretation thereof, the Client will, upon demand of the Bank, indemnify such cost increase by making an additional interest payment.

The Client also agrees to indemnify and hold the Bank harmless from all and any damages that may be incurred by the Bank due to a court judgment or order or an administrative decision which orders repayment of the credit in a currency other than the credit currency, and to pay to the Bank all of the foreign exchange losses incurred from the maturity date to the date of actual payment under this Agreement.

VI. PROVISIONS RELATING TO COLLATERAL

Availability of the credit facility against collateral

Article 31.1 The Bank may make the whole or a part of the credit facility opened under this Agreement available against all kinds and types of collateral of every description deemed reasonable, and particularly, against commercial papers or negotiable instruments, commodities and documents representing commodities, commercial enterprise pledge, stock certificates, bonds and debentures, gold, cash and deposit account pledges, pledge or assignment of receivables and other (industrial or non-industrial) rights, bail, chattel mortgages, mortgage on real estates/properties (including maritime lien) and other types of guarantees.

31.2 The Client is obligated to provide the desired and requested collateral in the formats and under the terms and conditions determined by the Bank, by the end of the period determined by the Bank, by the end of the period determined by the Bank, according to the credit limit and margin to be designated by the Bank, and the Bank may at any time and in its discretion change the margins of such collateral, and to demand new securities in any format and under any terms and conditions determined by itself.

31.3 The Client may withdraw and borrow such collateralized loans only after establishing, registering and delivering to the Bank the desired securities in the format and under the terms and conditions specified, and even if the loan has already been secured by other collateral, the Bank may at any time demand establishment of a mortgage on real estates/properties as a security for the loan in accordance with the applicable laws and regulations, and may make the credit available on the condition of registration of the said mortgage.

31.4 The Client further acknowledges, declares and accepts that the Bank may at any time demand more than one security in the form of chattel mortgages, mortgages on real estates/properties or other types of securities, and may at any time demand change or replacement of securities, or new or additional securities, or cash collateral, and in the latter case, may deposit and keep the cash collateral immediately in a separate non-interest-bearing account.

31.5 The Bank will at all times be free to accept or refuse the Client’s demands for release or return of a part of the existing collateral or security interests, as long as the Client owes to the Bank for any reason or under any name.

31.6 It is hereby agreed and accepted by the Client that all and any damages, losses and costs, and general and particular averages, salvage and all other fees, costs and expenses incurred by or for all and any goods pledged in favor of the Bank as a security hereunder or the letter of credit goods either in transit, or in Customs or Transit warehouses, or in other warehouses (including the warehouses owned or leased by the Bank) will be in the account and cost of the Client, and that the Bank may be held liable only for its gross negligence in transport, storage or redelivery by any means of conveyance whatsoever of the pledged goods or the letter of credit goods, or for the letter of credit process and the shipping documents, and that the burden of proof of both the existence of damages and the gross negligence of the Bank will lie with the Client.

31.7 The Bank may in its option and discretion make available the whole or a part of the credit facility opened under this Agreement in the form of open-book credit (credit borrowed and utilized with single signature and backed by personal commitments).

Collateral standing as a security for all and any debts owed to the bank

Article 32.1 The Client hereby acknowledges and accepts that all kinds of guarantees and security interests given or to be given by the Client under this Agreement, and all and any rights and proceeds of such guarantees, and the letter of credit goods will stand as a security for all and any present and future, undue or overdue debts, whatsoever they are, owed to the Bank head office or any one of its branches, and they are hereby pledged in favor of the Bank. Therefore and accordingly, the Client accepts that the proceeds of collection of commercial papers and negotiable instruments, payment of company shares or stocks, and their dividends, redemption of bonds and debentures, collection of share coupons, and realization of pledges and provisions, and insurance benefits and expropriation fees, and all other moneys that may be received by the Bank upon realization of the guarantees or in place of the guarantees, and in addition, new shares, bonds and debentures which are issued as a substitute for the pledged shares, bonds and debentures will also stand as a security for repayment of the debts owed to the Bank hereunder just like the original guarantees and under the same conditions, and the Bank will have right of lien and pledge on them as well.

32.2 The Bank will be authorized to sell by private placement, without being obligated to organize public auction or other methods of sale specified in the applicable laws, and without being liable to apply to the execution offices or other official authorities, at any time, in any place and at any price deemed reasonable, all and any chattels, stock certificates, bonds and debentures, treasury bonds, fund participation certificates and all other assets or negotiable instruments or other types of guarantees delivered or pledged to the Bank or on which the Bank has a right of lien, and in this case, to credit the proceeds of such sale to any one of the debts of the Client, and the Client hereby releases the Bank and waives in advance all and any rights of claim in connection therewith.

Right of pledge/lien and right of clearing/offset of the Bank

Article 33.1 The Client hereby represents and accepts that the Bank will have rights of giro (interaccount transfer), clearing and lien without any notice to the Client on all and any present and future, overdue or undue receivables, deposit accounts, blocked accounts, cash, stocks and bonds, commercial papers, negotiable instruments, bills of lading, checks delivered for collection, and all other securities and credit accounts of the Client kept in the head office or any branch office of the Bank, and that all these assets and properties are hereby pledged in favor of the Bank as a security for all present and future debts owed by the Client to the Bank or any of its branches for any reason or under any name whatsoever, and also that accounts in foreign currency will also be subject to the same provisions upon and through purchase by the Bank.

33.2 It is also acknowledged and represented by the Client that the Bank will have a right of lien on the commodities delivered in custody or for free safe-depositing, and documents representing the commodities, stock certificates and bonds and debentures and their coupons, and may in its sole option and wish set them off again any present or future debt of the Client arising out of any transaction or transactions.

33.3 The Bank will have a right of lien and pledge also on the present and future remittances sent to the Client, and will be authorized to accept and receive such remittances in the name of the Client and set them off against the debts of the Client to the Bank without prior notice to the Client, in accordance with the provisions of the preceding paragraphs,.

33.4 The Bank will be entirely free to accrue interest or not over the present or future current accounts receivable or pledged accounts.

33.5 The Bank will further be authorized to manage and use the stock certificates, bonds and debentures, bills of lading, waybills, delivery notes, warrants, interest coupons and similar other securities and negotiable instruments, and gold, silver and similar other precious metals, and all and any commodities and properties having a market value and/or exchange market value, which are hereby pledged in favor of the Bank or are subject to the Bank’s right of lien under this Agreement, for the purpose of repayment and settlement of all and any overdue debts of the Client arising out of the Bank credits, sureties or any other reason whatsoever, and to sell and turn them into cash over their market value or exchange market value without reference to the method of realization of chattel mortgages as defined and specified in the Execution and Bankruptcy Code, and to set off the proceeds of sale as above against the debts of the Client, and the Client hereby waives in advance all rights of plea and objection in connection therewith.

Assignment of receivables

Article 34.1 The Client hereby commits itself to assign to the Bank its present and future receivables, acceptable to the Bank, in any quantity and quality and at any time demanded by the Bank, as a security for the Client’s debts owed to the Bank under this Agreement or for other reasons whatsoever.

34.2 The Client hereby agrees and undertakes not to take any action which may reduce or postpone its receivables assigned hereunder; and if and when any receivable is paid to the Client, to deposit the same immediately in the Bank; and that the Bank will not be under obligation to make any investigation or take any action or start any legal proceeding for collection of the receivables assigned hereunder, and will not be held liable for any proceeding for collection of the receivables or for any probable delay in collection thereof.

Assignment of receivables will not affect the right of the Bank to demand payment of the full amount of debts arising out of this Agreement, and the debt of the Client hereunder will be reduced as and when it is repaid and to the extent of repayment.

34.3 The Client may not, without prior written consent of the Bank, transfer or assign to third persons all or some of its receivables, deposit accounts, blocked accounts, and export sums, whether overdue or not, kept or to be kept in the head office or any branch office of the Bank, or all or some of its present or future benefits and rights held in the Bank under any name whatsoever. Any declaration of transfer or assignment made by the Client in this respect shall be deemed invalid with regard to the Bank.

Pledge of Deposits

Article 35. The Client hereby acknowledges and admits that its demand or time deposit accounts, in Turkish or foreign currencies, held in the local and foreign branches of the Bank are hereby pledged in favor of the Bank, and the Bank is free to accrue or not accrue interests thereon, and the Bank will be authorized to purchase its foreign currency funds finally and definitely.

Pledge on commercial bills and negotiable instruments; and rediscount

Article 36.1 The Client hereby commits itself to pledge in favor of the Bank or to assign to the Bank, as a security for repayment of the credit hereunder, all and any commercial bills and negotiable instruments with an appropriate maturity, acceptable to the Bank, in any quantity and quality and at any time demanded by the Bank.

36.2 The Client will bear full responsibility for, and will not make a claim against the Bank for, any forgery, malfeasance, falsification, fraudulent alteration or similar other acts on the commercial bills delivered to the Bank. The Client hereby agrees and undertakes to pay to the Bank in cash and upon its first demand for both the defective and faulty bills, and the bills unpaid on the due date thereof, or to replace them with new commercial bills acceptable to the Bank. In the case of non-payment of the commercial bills on due date thereof, the Bank will be entirely free as to whether or not to protest the debtors thereof, and to take recourse or not to other signors thereof, and to take or not take legal actions against them, and the Client hereby accepts to waive in advance all of its rights of recourse to the Bank if and when the Bank fails to enforce any of its aforementioned powers and rights, and thus allows, the benefits and rights arising out of the related commercial bills or negotiable instruments to become time-barred.

36.3 The Client hereby authorizes the Bank in the broadest sense for completion, in any manner deemed reasonable and fit by the Bank and pursuant to Article 592 of the Turkish Commercial Code, of the necessary procedures by providing all missing elements of and information on the commercial bills or negotiable instruments delivered to the Bank.

36.4 In the event that any one of the signors of a commercial bill or negotiable instrument delivered to the Bank for securitization purposes goes bankrupt or ceases its debt payments or if and when demanded by the Bank for any reason whatsoever, the Client hereby agrees and undertakes to pay the Bank immediately upon its first demand before the maturity thereof all and any commercial bills bearing the signature of that person, or to deliver to the Bank new commercial bills acceptable to the Bank as a substitute thereof.

36.5 The Client hereby acknowledges in advance that if and when any one of the commercial bills delivered to the Bank is not paid on the due date thereof, or any signor thereof goes bankrupt or ceases its payments, the Bank may not close this credit account and may demand repayment of all debts arising out of this credit account, and in this case, if all of the debts are not repaid, the Bank may start legal actions and proceedings in connection therewith.

36.6 If any commercial bill delivered to the Bank is not paid on due date thereof and the Bank starts legal actions and proceedings against the debtors, all and any expenses, costs and attorney fees in connection therewith will be debited to the Client’s account, and will be paid to the Bank, together with the interests to be calculated over the highest credit interest rate for the period from the due date to the date of collection thereof, and expenditure taxes levied thereon.

36.7 If a commercial bill or negotiable instrument is lost, or restricted with a “stop payment” order, the Bank may in no case be held liable, and in this case, the Client may in its option and choice bring forward law suits for withdrawal of the “stop payment” order and cancellation of the lost commercial bill, and will in any case be obligated to pay the Bank the amount of the commercial bill lost, or restricted with a “stop payment” order. The Client hereby waives in advance its rights of objection, and accepts and acknowledges that even if the Client is personally adjudged bankrupt, the Bank will be authorized to collect the amount of such commercial bill(s) either directly or indirectly through the bankruptcy commissioner.

36.8 The Bank may have the present or future commercial bills delivered hereunder rediscounted through any bank or financial institution of its own choice at any time, and if deemed necessary for rediscount of commercial bills, the Bank may request the Client to pledge its commodities. All and any taxes and other expenses of every description relating to the rediscount will be in the account and cost of the Client.

The Client hereby agrees and undertakes to pay the commercial bills rediscounted by the Bank as above to the Bank or the holder of the commercial bills on due dates thereof without any prior protest or notice, and to pay to the Bank upon its demand all and any damages, costs, and other debts that may arise out of non-payment on due date or late payment of the rediscounted bills for any reason whatsoever.

For the commercial bills presented by the Bank for rediscount purposes, the rediscounting bank or financial institution and particularly the Turkish Central Bank are authorized to effect and conduct all and any inspections and controls in the offices, premises and books of the Client.

Pledge of commodities, documents representing commodities, and other properties and chattels

Article 37.1 The Client hereby commits itself to pledge the commodities valued and assessed by and acceptable to the Bank, in any quantity and quality and at any time demanded by the Bank.

37.2 In the case of a reduction in the value of the commodities delivered to and pledged in favor of the Bank due to market fluctuations or other damages and losses, the Client will, in the option and choice of the Bank, settle the reduction in value in cash or compensate for it by pledging new and acceptable commodities, stocks, bonds, securities and other properties in favor of the Bank. On the other hand, in the case of an increase in the value of the commodities pledged hereunder, the Client may not demand return of the corresponding portion of the commodities or increase of the credit account limit in the same ratio.

37.3 The Bank will have no obligation, liability or responsibility for inspection and determination of kind, type, weight or other characteristics of the commodities (including other chattels and properties) pledged hereunder. Quantities on the pledge schedule and shipping marks and members on the bales or crates will be written according to the statements of the Client, and their contents will not be inspected, checked or counted by the Bank, and the Bank will not be held liable for the kind, type or quantity of the contents thereof. Nor may the Bank be held liable for the condition, loss or disappearance of the commodities, or specific defects, faults or omissions therein or thereon, or loss of weight, shrinkage, leakage or other losses or damages caused by the natural events or force majeure events or any other reason whatsoever. The Bank will keep and store the commodities in the sole cost and risk of the Client.

37.4 All and any expertise survey, rent, warehousing, custody, safekeeping, storage, transshipment, ventilation, protection, manipulation and transportation costs, expenses and fees of, and all taxes and duties (including expenditure tax) levied on, the commodities pledged in favor of the Bank will be in the account and cost of the Client.

37.5 Transshipment and processing (manipulation) will be handled by the Client solely in its own cost and with prior consent of the Bank. The Bank will be authorized, but will not be obliged, to carry out these transactions in the sole cost of the Client.

37.6 The Bank will be authorized to deliver the pledged commodities to the custody of a trustee of its own choice. The Bank may in not case be held liable for any loss or damage that may be incurred by the pledged commodities while kept in the custody of the trustee or kept in the factories, operations or warehouses of the trustee for processing purposes, or for disposal of the commodities by the trustee for any reason whatsoever, or for any intentional or unintentional act or omission of the trustee.

Pledge of share certificates, bonds and investment funds

Article 38.1 The Client hereby agrees to pledge in favor of the Bank, its share certificates, temporary share certificates, bonds, debentures and investment (mutual) fund participation certificates acceptable to the Bank, in any quantity and quality and at any time demanded by the Bank as a security for the Client’s debts owed to the Bank under this Agreement or for other reasons whatsoever. The Bank’s right of pledge on these share certificates, temporary share certificates, debentures and bonds extends to all the rights, benefits and accessory rights they entail, and overdue or undue interests, profit shares, rights of option on newly issued shares, and other privileges and preferences in connection therewith. The Bank will be authorized to collect the dividends, interest coupons and other benefits and proceeds of the paid share certificates, temporary share certificates and jouissance shares and of the redeemed bonds and debentures, pledged hereunder, against and in return for a commission thereon. In the case of bankruptcy or insolvency of the Client, the Bank is authorized to collect such securities either directly or indirectly through the bankruptcy commissioner.

38.2 The Bank will be authorized to take all actions required for protection of the rights and benefits on the stocks and bonds pledged hereunder; to renew and replace the pledged stocks, deposit certificates and bonds, or in the case of other changes therein, to trace these stocks and bonds and to take all actions required for protection of the rights and benefits thereon. The Bank will further, in its sole discretion and option be authorized, but will not be obligated or liable, to pay the outstanding debts for the share certificates and temporary share certificates that are not fully paid, in order to protect the pledge value of the share certificates, temporary share certificates and bonds pledged hereunder, and to use the rights of option on the newly issued shares, and to take out insurance against the risk of payment below their nominal value for the share certificates temporary share certificates and bonds, and to pay the unpaid Stamp Taxes thereon, and to collect all or some of the redemptions in respect thereof, and to replace temporary share certificates with share certificates or share certificates, temporary share certificates and bonds with other share certificates, temporary share certificates or bonds, and to debit the costs of all of these transactions referred to hereabove to the account of Client.

38.3 The Client hereby agrees and undertakes to act in the Bank’s interest in using its votes associated to the pledged temporary share certificates, share certificates, jouissance shares and bonds in the general assembly meetings of the related companies and bond holders, and to indemnify and hold the Bank harmless from any damages that may be suffered by the Bank due to any failure or omission of the Client in connection therewith, and to take all actions for protection of the said rights and interests.

Pledge of Export Documents

Article 39.1 If and to the extent the Bank accepts to make the whole or a part of this credit facility available against a pledge on export documents, the following provisions will be applied.

39.2 If the full set of export documents payable abroad in foreign currency are hereby pledged in favor of and delivered to the Bank as a security for the credits hereunder, the Bank will process them over any value freely determined by the Bank. The risks and costs of shipment and delivery of the goods covered by the export documents to the buyer thereof will be in the account of the Client.

39.3 The bills of lading and insurance policies or certificates of these goods will be issued or endorsed directly to the name of the Bank. It is hereby acknowledged and accepted by the Client that issuance or endorsement of the bills of lading and other shipping documents directly to the name of the Bank is only for the purpose of protection of the Bank’s right of pledge and lien on the goods represented by the said bills of lading in according with the provisions of this Agreement.

39.4 The documents entrusted with the Bank will be delivered to the addressee thereof through a correspondent of the Bank against payment of the drafts or invoices of the goods depending on the methods of sale or the instructions in accordance with the applicable current decrees and the Foreign Trade Regime.

39.5 All and any costs and commissions of the Bank’s correspondent in relation with collection of the export documents, and stamps required to be affixed on the drafts or other payment documents by the said correspondent, and all other costs and expenses in connection therewith will be in the account of the Client.

39.6 The Bank will be fully free to accept or refuse to extend credit facility against submission of the export documents relating to FOB exports. If the Bank extends a credit facility for the goods exported on FOB basis, and the goods are completely or partially lost or damaged, the Client hereby accepts that all proceeds of insurance to be recovered from the foreign insurance companies are hereby pledged in favor of the Bank and the Bank will be entitled to collect such proceeds and set them off against the debts hereunder in accordance with the pertinent provisions of this Agreement; providing however, that the Bank may directly request the Client to repay its debts hereunder irrespective of collection or recovery of the said insurance proceeds.

39.7 In the event that the buyers fail or refuse to pay for the goods covered by export documents delivered to the Bank hereunder as a security for repayment of the credits and loans extended by the Bank in accordance with the provisions of this Agreement, or that the buyers pay for the goods, but the collection is delayed or the paid amount cannot be transferred to Turkey for any reason whatsoever, the Bank may accelerate the debts hereunder and request the Client to repay its debts, irrespective of collection of the price of the goods in foreign currency. In this case, the Client hereby agrees and undertakes to repay all of its debts to the Bank promptly upon its first written demand, together with all interests, expenses and commission thereof.

39.8 All kinds of commissions, insurance premiums, and communication expenses that may be incurred by the Bank and its correspondents for collection of the export documents under this Agreement, and all kinds of warehouse and storage costs in the case of storage of the export goods in warehouses by the Bank, and all and any manipulation, sales, processing, expertise, inspection and analysis costs in connection therewith will be in the cost and account of, and debited to the accounts of, the Client.

39.9	The Bank will not be responsible:

for the format, adequacy, accuracy or reliability of, or failure in issuance as required, or any fraudulent alteration in, the export documents to be sent by the Bank to its correspondents for collection purposes; or

for kind, description or type, quantities and qualities (specifications) of the commodities defined in the said export documents, or for the format, kind and quantity of their packs, or for conformity or non-conformity of the packs with the commodities therein; or

for any general, special or other reservations, terms or conditions included in the said export documents; or

for the commercial morality of, or any acts or omissions of, the foreign buyers or other mediators; or

for the solvency of forwarders and underwriters of the commodities; or

for the transportation of the commodities covered by the export documents between the loading and unloading sites or places, or for any cost or document of shipment, or for implementation of insurance provisions which are usual in such type of transportation; or

for any actions to be taken, or any costs to be suffered or any amounts to be paid by the Bank because of the claims of third persons on the commodities, documents or amounts or insurance proceeds thereof; or

for any damages or losses, general or particular average or salvage, war perils, theft or other losses that may be incurred by the commodities either in transit or in warehouses, or for faulty or defective manufacturing, loss of weight, shrinkage, leakage or any other type of deterioration or change in quantities or qualities of the commodities caused by any reason whatsoever, including but not limited to the force majeure events; or

for any amendments in the present or future decrees and Foreign Trade Regime applicable to the exports under this Agreement, or for any restrictions that may be placed and imposed by administrative laws and regulations, or for normal or extraordinary conditions of the buyers, or for legislation and restrictions relating to the goods in the relevant countries.

39.10 The Client hereby agrees and acknowledges that if the export goods are returned to Turkey for any reason whatsoever, the export documents will be delivered against full payment of all debts arising out of the credit facility hereunder, and the Bank will have and retain its right of pledge both on the goods kept in customs and on the goods cleared from customs until the debts hereunder are fully repaid and settled.

Insurance

Article 40.1 The Bank will be authorized, but will not be obliged or liable, to have the mortgages, pledges, commercial enterprise pledge, letter of credit goods and all other insurable security interests, which are required to be delivered, established and registered by the Client in accordance with this Agreement, insured against fire, marine risks and all other risks deemed fit and necessary, with any underwriter, for any insurance amount and value, for any insurance period and under any conditions and terms, in its own favor or in favor of its correspondents in its own choice, and to renew the expired insurance policies in accordance with the provisions of this Article, with all insurance premiums, costs, charges and expenditure taxes to be at the cost and to the account of the Client.

40.2 If the insurable security interests have already and previously been insured, the Client will transfer and endorse the insurance policies thereof to the Bank as the payee and pledgee thereof, and will renew the expired insurance policies by paying all premiums, charges and costs (including expenditure taxes) relating thereto.

40.3 If and when deemed necessary by the Bank, the Client hereby agrees and undertakes to buy a life insurance with any insurance amount and under any conditions and terms acceptable to the Bank, and if a life insurance has already and previously been taken out, to amend and revise the related insurance policy for designation and naming of the Bank as the payee and pledgee thereof, and deliver the revised policy to the Bank, and that the Bank will be entitled to debit the premiums of the said insurance policies to the Client’s accounts in the Bank, and that in the case of death of the Client, the amount of insurance proceeds under the life insurance will, after deduction of all of the Client’s debts owed to the Bank at that time, be paid to the Client’s heirs and inheritors.

40.4 All premiums, costs and charges of insurance policies to be brought by the Bank in accordance with the provisions of this Article will be in the cost and account of the Client, and the Client will have no right of claim on the commissions or similar other amounts that may be paid by the underwriter to the Bank.

40.5 The insurance proceeds will be paid to the Bank, but if the Client objects to the amount of insurance proceeds agreed upon by and between the Bank and the insurance company, all rights and benefits arising out of the insurance contract will be transferred to the Client, providing that the Client pays the said agreed insurance proceeds to the Bank. If the Client fails to pay the insurance proceeds by the end of a certain period granted to the Client, the Bank will be authorized to collect the said insurance proceeds from the insurance company. In the event of law suits opened by the Bank for resolution of the disputes with the insurance company, the Client hereby agrees that all costs and expenses of such law suits will be in its own cost, and the Client will not have a right of claim on the Bank if the Bank loses the law suits.

Surety-ship

Article 41.1 The sureties who have signed this Agreement hereby stand as co-debtor(s) and several surety up to the credit limit set forth in Article 1 hereof to the Bank for all and any present or future debts (including bail moneys) owed by the Client as main debtor or surety alone or jointly with third persons under this Agreement or for any other reason whatsoever.

In the case of more than one surety in this Agreement, the sureties will not be under joint liability, but will be liable independently from each other up to the amount shown beside their signatures herebelow, or if no amount is shown therein, up to the credit limit set forth in Article I hereof.

41.2 The surety-ship will extend not only to the principal, but also to all contractual and default interests, charges, commissions, expenditure taxes, Source Utilization Support Fund and all other costs and attorney fees to be calculated at the rates and in the manner specified in the related contract.

41.3 The sureties hereby acknowledge, accept and warrant that they have waived their rights granted by Article 490 of the Code of Obligations, and they will be liable for all of the present and future interests accrued on the debts owed to the Bank, even if the interest period is longer than one year, and likewise, they have waived the rights of exoneration of surety-ship granted by Articles 493 and 494 of the Code of Obligations, and accordingly, they will not make any claim against the Bank in reliance upon such law provisions.

41.4 The co-debtors and several sureties hereby acknowledge, accept and warrant that if the Client ceases its debt payments, is declared bankrupt, or the credits are closed, or the Client is held obligated to repay its debts for any other reason, the overdue and outstanding debts will become due and payable also for them, without any separate notice to them, and in such cases, they will not request the Bank to have recourse first to the Client and to relieve them from their obligations hereunder, and they hereby waive in advance such rights of request or claim.

41.5 The co-debtors and several sureties hereby declare and warrant that they have waived in advance their rights granted by Article 502 of the Code of Obligations, and that if the Client goes bankrupt or dies and his estate is inherited and liquidated according to the provisions of the pertinent insolvency laws, they will register in the bankruptcy commissioner their present and future rights arising out of their position of co-debtors and several sureties, and that the Bank will also be authorized, but will not be liable, for any such actions, and that they have waived their rights granted by Article 295 of the Execution and Bankruptcy Code, and that if the main debtor or any surety obtains a time for composition of debts with the creditors, the Bank may give consent to the composition of debts without a notice of the meeting of creditors to the sureties and without offering assignment against payment, and the Bank will nevertheless retain its right of full recourse to the sureties for the debts hereunder, and that even if the debtor has established a pledge as a security for repayment of its debts, the Bank may have direct recourse to the sureties in reliance upon this Agreement, and that they hereby waive in advance their right to request transfer of pledge onto them, and that even if other security interests have been given as a security for surety-ship at any time whatsoever, they hereby waive in advance their right of participation in the sale of such security interests, and that they will pay the guaranteed debts immediately when they become due and payable, and that the Bank will have the right to sell the pledged properties at any time and in any manner deemed fit and reasonable, and that if the Bank sells the pledged properties, the Bank may set off the proceeds of said sale against any debts of the Client in its own choice and discretion, and that the Bank will have full freedom in actions against the borrower of the credits/loans, and that the sureties will not have a right of claim against the Bank on the ground that their financial situation has been worsened, and that even if the Bank extends the time of payment of the debts of the borrower, or accepts repayment of the debts in installments, or releases, removes and returns all or some of the security interests given as a security for the debts, or renounces its rights of claim, or releases and discharges other sureties or their inheritors, the Bank will not be held liable to them pursuant to and under Article 500 of the Code of Obligations, and their joint and several liabilities and debts hereunder will remain in effect in accordance with the provisions of this Agreement, and that all of the taxes, duties, court expenses and fees, attorney fees, documentary expenses and other costs of all mortgages and other personal or property guarantees established or given by the borrower as a security for the risks assumed by the Bank for the credits made available hereunder will also be in the scope of their surety-ship and the general provisions of this Agreement are valid and enforceable on them, and they accept and assume all of such general provisions.

41.6 The sureties hereby accept that all of the provisions of this General Credit Agreement between the Bank and the Client will be valid and enforceable also on the sureties and they hereby commit themselves hereunder.

VII. PROVISIONS RELATING TO COLLECTION OF DEBTS DUE TO THE BANK

Delivery of advice notes, letters and notices

Article 42. The Client hereby acknowledges and accepts that in the course of implementation of this Agreement, delivery of the advice notes, letters and other notices by the Bank to any one of the Clients will be valid also for the other Clients, and if no objection is raised via notary public against the Account Statements of the Bank within no later than one month following the date of receipt thereof, their contents will be deemed and treated to have been accepted by the Clients in all aspects.

Bank books and records constitute conclusive and final evidence

Article 43.1 The Client hereby acknowledges and declares that in all kinds of disputes that may arise between the Bank and the Client, the Bank’s books, records and documents will be valid and the disputes will be resolved in reliance upon the Bank’s books, records and documents, and the Client hereby waives in advance all and any rights of objection against them, and the Bank’s books and records constitute conclusive and prima facie evidence, and in the case of a law suit or legal action, the Client hereby waives in advance its right to propose an oath on the method of bookkeeping employed by the Bank.

43.2 Without prejudice to the provisions of Article 38 of No. 2675 International Private Law and Procedures Law Code pertaining to enforcement of the foreign court judgments and orders, the Client hereby accepts and warrants that pursuant to Article 287 of the Turkish Civil Law Procedures Code of Article 42 of Code 2675, the judgments and orders taken as a result of a law suit in a foreign court will constitute definite and final evidence for existence and amount of the debt claimed in a law suit in the Turkish courts.

Legal proceedings of sequestration and bankruptcy

Article 44.1 Even if the credits and loans extended and borrowed under this Agreement are already secured by chattel mortgages or mortgages on real estates, in addition to the legal proceedings for realization of pledge, the Bank may at any time start legal proceedings of sequestration or insolvency and bankruptcy against the Client. In this case, the Client hereby acknowledges that it will not have the right to request the Bank to remove and annul the pledge, and to take legal actions for cancellation of the legal proceeding of sequestration or bankruptcy.

44.2 If the Bank starts legal proceedings for recovery and collection of its receivables arising out of the present and/or future credits and loans in foreign currency, the Bank may in its sole discretion demand payment in foreign currency or in Turkish currency over the foreign exchange selling rate of the Bank as of the date of proceeding.

Settlement Protocols

Article 45. If deemed reasonable by the Bank, all protocols to be signed for settlement of all or some of the debts arising out of this Agreement will be an exhibit and integral part of this Agreement. The Client further agrees and accepts that unless otherwise clearly specified in the said protocols, the protocols will not cancel, nullify or amend any article or provision of this Agreement, but will serve only to indicate the procedure to be applied for matters within the scope of said protocol, and that execution of a protocol will in no case be construed as release of the Client, or renewal, deletion or clearing of its debts and obligations, and that both the existing security interests and the security interests obtained pursuant to the protocol will continue to stand as a security for repayment of all debts arising out of this Agreement.

Exemption of the bank from the obligation of depositing security

Article 46. The Client hereby acknowledges and accepts that the Client will not request the Bank to deposit security interests or deliver a letter of guarantee (Cautio Judicatum Solvi), if entitled thereto, as a security for its probable damages that may be incurred as a result of a legal action or proceeding initiated in the competent courts of Turkey or any other jurisdiction for resolution of the disputes arising out of or in connection with credit facilities under this Agreement, and that the Bank will be exempted and freed from the obligation of depositing security interests for the injunctions or precautionary attachments against the Client, and the Client hereby irrevocably waives such right of demand, and if nevertheless the courts demand deposit of security interests, all of the commissions and charges to be payable for the letters of guarantee obtained from other banks will be in the cost and account of the Client.

Court and execution expenses, attorney fees and prison fees

Article 47.1 If and when a legal action or proceeding is started for recovery and collection of the receivables arising out of this Agreement, the Client will be liable to pay or reimburse to the Bank all costs and expenses of the Bank, together with interests to be calculated over the then current highest credit interest rate for the period from the date of deposit to the courts or execution offices to the date of recovery, and the expenditures taxes levied thereon.

47.2 As of the date of start of a legal proceeding, the Client will pay to the Bank an attorney fee equal to three times the attorney fees tariff to be calculated over the total amount of principal, interests, commissions and other charges and expenses, as well as the expenditure taxes and the prison fees to be levied thereon.

Notices; change in signature authorities

Article 48.1 The Client and its guarantors hereby accept, acknowledge and agree that the address given beside their names and signatures herebelow is their legal notice address for delivery of all notices by the Bank and for performance of all obligations under this Agreement, and if no address is shown beside their names and signatures herebelow, their last known address registered in their trade registry file will be considered and treated as their legal notice address, and accordingly, the notices delivered to such address will be deemed to have been duly served on them, and if they change their legal notice address, but fail to register their new address in the trade registry and to inform the Bank thereabout in writing via notary public, all of the notices addressed to their aforementioned legal notice address or served by delivery of notices to the mukhtar’s office having jurisdiction therein will be valid and enforceable, and they will have not right of objection against such notices. The Client further agrees, acknowledges and undertakes that even if it is resident abroad, it will designate a notice address within the borders of the Republic of Turkey, and all notices and correspondences delivered to such notice address will be legally valid.

48.2 Unless and until the Client duly informs the Bank about a change in its signature authorities via notary public or by registered letter or against a signed receipt, the Bank will in no case be held liable for any damages caused thereby, and the Client will have no right of claim against the Bank.

Governing law and jurisdiction

Article 49.1 All kinds of disputes and conflicts that may arise out of or in connection with this Agreement (including but not limited to the disputes relating to the credits made available by the foreign branches of the Bank) will be governed by and subject to the laws of the Republic of Turkey, and the Istanbul Courts and Execution Offices will have jurisdiction thereon.

49.2 However, submission to the jurisdiction of the Courts and Execution Offices as above does not prevent the Bank from referring any dispute to the courts and execution offices of the jurisdiction where the Client or its co-debtors and joint guarantors reside or where their assets and properties are located or where the branch to which the credit facility is transferred is located, and accordingly, the Bank will have the right to take legal actions and proceedings against the Client or its guarantors in all jurisdiction where their assets and properties are or may be located, either within or outside the borders of the Republic of Turkey.

49.3 This General Credit Agreement is executed on __/__/             and Turkish version shall prevail in case of any contradiction between the English and Turkish versions.

Links with the previous agreements; increase of credit limit

Article 50. This General Credit Agreement is an exhibit and integral part of other General Credit Agreements and other credit agreements and all special written covenants and undertakings signed previously by and between the Client and any one of the branches of Türkiye Garanti Bankasi A.Ş. as listed in the attachment hereof, and any different or new articles or provisions of this General Credit Agreement will be valid also for the agreements, written engagements and exhibits referred to in the attachment hereof, and any increased portion of the credit limit will also be governed by and subject to the provisions of this Agreement.

Final provision

Article 51. The Client and its surety(s) hereby accept, acknowledge and declare that they have read and understood all articles and provisions of this General Credit Agreement, and upon signature of this Agreement by them, the Agreement will be valid, enforceable and binding on them, and there is no need to sign all pages of the Agreement, and they will strictly abide by all of their obligations and covenants arising out of this Agreement.

THE CLIENT

Name & Surname / Title:	Petroleum Exploration Mediterranean International Pty. Ltd.

Address:

Signature:	/s/

CO-DEBTOR(S) AND SEVERAL SURETIES

1. Name & Surname / Title:

Address:

Signature:

2. Name & Surname / Title:

Address:

Signature:

3. Name & Surname / Title:

Address:

Signature:

TÜRKIYE GARANTI BANKASI A.Ş.

/s/	Branch	/s/

EK. 1

PLEDGE AGREEMENT

The Pledgor hereby agrees and undertakes to pledge in favor of the Bank as a security for all of its debts arising out of this Agreement all of the gold, share certificates, bonds and debentures, demand and/or time TL deposit accounts and FE deposit accounts, receivables arising out of repurchase, treasury bonds, state bonds, investment (mutual) fund participation certificates and all other securities as listed below, and that the Pledgor will have no right of disposal thereon unless and until this pledge is removed and released by the Bank.

Number	Nominal Value	Description of Pledged Properties	Registered or Bearer

PLEDGOR	PLEDGEE

TÜRKIYE GARANTI BANKASKI A.Ş.

                                                  Branch

Name & Surname / Title:

Address:

Signature:

EK. 2/1

Increase of Credit Limit Under The General Credit Agreement

Total credit limit under this General Credit Agreement is hereby increased this time by                          (only                         ), for addition to the credit limits of the previous credit agreements, providing that all debts and obligations arising out of this General Credit Agreement will be valid and enforceable also for the increased portion of the credit limit.

Date:

THE CLIENT

Name & Surname / Title:

Address:

Signature:

Co-Debtor(s) and Several Sureties

1. Name & Surname / Title:

Address:

Signature:

2. Name & Surname / Title:

Address:

Signature:

TÜRKIYE GARANTI BANKASI A.Ş.

	Branch	Stamp Tax

EK. 2/2

Increase of Credit Limit Under The General Credit Agreement

Total credit limit under this General Credit Agreement is hereby increased this time by                              (only                         ), for addition to the credit limits of the previous credit agreements, providing that all debts and obligations arising out of this General Credit Agreement will be valid and enforceable also for the increased portion of the credit limit.

Date:

THE CLIENT

Name & Surname / Title:

Address:

Signature:

Co-Debtor(s) and Several Sureties

1. Name & Surname / Title:

Address:

Signature:

2. Name & Surname / Title:

Address:

Signature:

TÜRKIYE GARANTI BANKASI A.Ş.

	Branch	Stamp Tax

EK. 2/3

Increase of Credit Limit Under The General Credit Agreement

Total credit limit under this General Credit Agreement is hereby increased this time by                          (only                         ), for addition to the credit limits of the previous credit agreements, providing that all debts and obligations arising out of this General Credit Agreement will be valid and enforceable also for the increased portion of the credit limit.

Date:

THE CLIENT

Name & Surname / Title:

Address:

Signature:

Co-Debtor(s) and Several Sureties

1. Name & Surname / Title:

Address:

Signature:

2. Name & Surname / Title:

Address:

Signature:

TÜRKIYE GARANTI BANKASI A.Ş.

	Branch	Stamp Tax

EK. 2/4

Increase of Credit Limit Under The General Credit Agreement

Total credit limit under this General Credit Agreement is hereby increased this time by                          (only                         ), for addition to the credit limits of the previous credit agreements, providing that all debts and obligations arising out of this General Credit Agreement will be valid and enforceable also for the increased portion of the credit limit.

Date:

THE CLIENT

Name & Surname / Title:

Address:

Signature:

Co-Debtor(s) and Several Sureties

1. Name & Surname / Title:

Address:

Signature:

2. Name & Surname / Title:

Address:

Signature:

TÜRKIYE GARANTI BANKASI A.Ş.

	Branch	Stamp Tax

EK. 2/5

Increase of Credit Limit Under The General Credit Agreement

Total credit limit under this General Credit Agreement is hereby increased this time by                          (only                         ), for addition to the credit limits of the previous credit agreements, providing that all debts and obligations arising out of this General Credit Agreement will be valid and enforceable also for the increased portion of the credit limit.

Date:

THE CLIENT

Name & Surname / Title:

Address:

Signature:

Co-Debtor(s) and Several Sureties

1. Name & Surname / Title:

Address:

Signature:

2. Name & Surname / Title:

Address:

Signature:

TÜRKIYE GARANTI BANKASI A.Ş.

	Branch	Stamp Tax

EK. 3

GENERAL CREDIT AGREEMENT CREDIT LIMIT SCHEDULE

	Date of Agreement	Agreement No.	Increased Credit Limit	Total Amount of Credit Limit

1

2

3

4

5

6

7

8

9

10

EK. 4

LIST OF GENERAL CREDIT AGREEMENTS AND OTHER CREDIT AGREEMENTS

PREVIOUSLY SIGNED BY AND BETWEEN THE CLIENT AND THE BRANCHES OF

TÜRKIYE GARANTI BANKASI A.Ş.

Type of Agreement	Date of Agreement	Number of Agreement

1

2

3

4

5

6

7

8

9

10